                                                                    EXHIBIT 99.1


                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       SUPPLEMENTAL FINANCIAL DISCLOSURE
                                TABLE OF CONTENTS

              Basis of Presentation ............................................    i, ii

CONSOLIDATED  Operating Results by Segment
                  Year Ended December 31, 2003 .................................    C-1a
                  Year Ended December 31, 2002 .................................    C-1b
              Consolidating Statements of Operations
                  Year Ended December 31, 2003, 2002 and 2001 ..................    C-2
              Consolidating Balance Sheets
                  As of December 31, 2003, 2002 and 2001 .......................    C-3

LIFE          Financial Highlights
                  Year Ended December 31, 2003 .................................    L-1a
                  Year Ended December 31, 2002 .................................    L-1b
              Operating Results
                  Year Ended December 31, 2003 .................................    L-2a
                  Year Ended December 31, 2002 .................................    L-2b
              Retail Products Group
                  Income Statements
                     Individual Annuity
                         Year Ended December 31, 2003 ..........................    L-3a
                         Year Ended December 31, 2002 ..........................    L-3b
                     Other
                         Year Ended December 31, 2003 ..........................    L-4a
                         Year Ended December 31, 2002 ..........................    L-4b
                  Supplemental Data
                     Sales/Other Deposits
                         Year Ended December 31, 2003 ..........................    L-5a
                         Year Ended December 31, 2002 ..........................    L-5b
                     Assets Under Management
                         As of December 31, 2003 ...............................    L-6a
                         As of December 31, 2002 ...............................    L-6b
                     Individual Annuity - Account Value Rollforward
                         As of December 31, 2003 ...............................    L-7a
                         As of December 31, 2002 ...............................    L-7b
                     Other Retail - Account Value Rollforward
                         As of December 31, 2003 ...............................    L-8a
                         As of December 31, 2002 ...............................    L-8b
              Institutional Solutions Group
                  Income Statements
                     Year Ended December 31, 2003 ..............................    L-9a
                     Year Ended December 31, 2002 ..............................    L-9b
                  Supplemental Data
                     Sales/Other Deposits
                         Year Ended December 31, 2003 ..........................    L-10a
                         Year Ended December 31, 2002 ..........................    L-10b
                     Assets Under Management
                         As of December 31, 2003 ...............................    L-11a
                         As of December 31, 2002 ...............................    L-11b
                     Account Value and Asset Rollforward
                         As of December 31, 2003 ...............................    L-12a
                         As of December 31, 2002 ...............................    L-12b

PROPERTY &    Financial Highlights
CASUALTY          Year Ended December 31, 2003 .................................    PC-1a
                  Year Ended December 31, 2002 .................................    PC-1b
              Operating Results
                  Year Ended December 31, 2003 .................................    PC-2a
                  Year Ended December 31, 2002 .................................    PC-2b
              Ongoing Operations Underwriting Results
                  Year Ended December 31, 2003 .................................    PC-3a
                  Year Ended December 31, 2002 .................................    PC-3b
              Business Insurance Underwriting Results
                  Year Ended December 31, 2003 .................................    PC-4a
                  Year Ended December 31, 2002 .................................    PC-4b
              Personal Lines Underwriting Results
                  Year Ended December 31, 2003 .................................    PC-5a
                  Year Ended December 31, 2002 .................................    PC-5b
              Specialty Commercial Underwriting Results
                  Year Ended December 31, 2003 .................................    PC-6a
                  Year Ended December 31, 2002 .................................    PC-6b
              Other Operations Underwriting Results
                  Year Ended December 31, 2003 .................................    PC-7a
                  Year Ended December 31, 2002 .................................    PC-7b
              Consolidated Income Statements
                  Year Ended December 31, 2003 .................................    PC-8a
                  Year Ended December 31, 2002 .................................    PC-8b

CORPORATE     Consolidated Income Statements
                  Year Ended December 31, 2003 .................................    CO-1a
                  Year Ended December 31, 2002 .................................    CO-1b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

      CHANGES IN PRESENTATION

- Life is organized into four reportable operating segments: Retail Products Group, Institutional Solutions Group, Individual Life and Group Benefits. Life also includes, in an Other category, its international operations, which are located primarily in Japan and Brazil; net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits; corporate items not directly allocated to any of its reportable operating segments; and intersegment eliminations. Periodic net coupon settlements on non-qualifying derivatives and net realized capital gains and losses related to guaranteed minimum withdrawal benefits are reflected in each applicable segment in net realized capital gains and losses.

- Property and Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the combined underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the combined underwriting results of certain property and casualty insurance operations that have discontinued writing new business (including the Company's assumed reinsurance business) and substantially all of the Company's asbestos and environmental exposures. Property & Casualty includes the combined underwriting results of Ongoing Operations and Other Operations along with income and expense items not directly allocated to the Company's property and casualty segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes.

- Underwriting results represent earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Previously, the Company included doubtful accounts expense in its calculation of underwriting results. Doubtful accounts expense is now included in other expenses for all periods presented.

- Corporate includes all of the Company's debt financing and related interest expense, as well as certain capital raising and purchase accounting adjustment activities.

      DEFINITIONS AND PRESENTATION

-     All amounts are in millions, except for per share and ratio information.

- In the fourth quarter of 2003, The Hartford changed its reporting of earned income on non-qualifying derivatives. Earned income from periodic net coupon settlements on derivatives that do not qualify for hedge accounting under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", previously reported in net investment income, have been included in net realized capital gains and losses. The reclassification has been made to all periods presented.

- On December 31, 2003, the Company acquired the group life and accident, and short-term and long-term disability businesses of CNA Financial Corporation. Accordingly, there was no impact to the Company's results of operations for the year ended December 31, 2003.

- Operating income is a non-GAAP measure representing net income, before the after-tax effect of net realized capital gains and losses other than periodic net coupon settlements on non-qualifying derivatives and the cumulative effect of accounting changes. The Company believes that operating income provides investors with a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of those realized capital gains and losses that tend to be highly variable from period to period. Net income is the most directly comparable GAAP measure.

- The Company has included the non-GAAP measure operating income, before the impact of the 2003 asbestos reserve addition, Bancorp litigation, tax related items, severance charges, restructuring charges and September 11, 2001, as applicable, in its presentation of operating results by segment. The Company has provided this measure to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the Bancorp litigation, tax related items, severance charges, restructuring charges and September 11, 2001 because these items either are non-recurring or are highly variable from period to period, and the effect of the 2003 asbestos reserve addition, because it relates solely to legacy business. Net income is the most directly comparable GAAP measure.

- Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value, insurance in-force and written premiums. Written premiums is a non-GAAP measure and represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this performance measure is useful to investors as it reflects current trends in the Company's sale of property and casualty insurance products. The difference between written premiums and earned premiums is the change in unearned premium reserve. Earned premiums is the most directly comparable GAAP measure.

- The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          BASIS OF PRESENTATION (CONT.)

DEFINITIONS AND PRESENTATION (CONTINUED)

- The Company adopted the provisions of FASB Interpretation No. 46 "Consolidation of Variable Interest Entities (revised December 2003), an interpretation of ARB No. 51", in the fourth quarter of 2003. After applying these provisions to the Company's presentation of trust preferred securities, the trust preferred securities were deconsolidated and simultaneously an equivalent note payable representing the junior subordinated debentures was recognized as debt.

-     Accumulated other comprehensive income ("AOCI") represents unrealized gain
      (loss) on securities, net of tax; net gain (loss) on cash-flow hedging instruments, net of tax; foreign currency translation adjustments, net of tax; and minimum pension liability adjustment, net of tax.

- Assets under management is an internal performance measure used by the Company because a significant portion of the Company's revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

- Book value per share (including AOCI) is calculated by dividing equity including AOCI, net of tax, by common shares outstanding. Book value per share (excluding AOCI) is calculated by dividing equity excluding AOCI, net of tax, by common shares outstanding.

- Certain reclassifications have been made to the prior periods to conform to current presentation.

- NM - Not meaningful means increases or decreases greater than 200%, or changes from a net gain to a net loss position, or vice versa.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          OPERATING RESULTS BY SEGMENT

                                                                                                         YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                   1Q        2Q       3Q       4Q     ----------------
                                                                  2003      2003     2003     2003     2002     2003
                                                                ---------  -------  -------  -------  -------  -------
LIFE [1]
      Retail Products Group
        Individual Annuity                                      $     71   $   93   $   98   $  111   $  333   $  373
        Other Retail                                                   6        8        9       10       23       33
      ---------------------------------------------------------------------------------------------------------------
      Total Retail Products Group                                     77      101      107      121      356      406
      Institutional Solutions Group                                   31       28       32       31      119      122
      Individual Life                                                 32       34       36       41      133      143
      Group Benefits                                                  34       35       38       41      128      148
      Other                                                            2        2        8       15       25       27
      ---------------------------------------------------------------------------------------------------------------
          Life operating income before Bancorp litigation and
             tax related items                                       176      200      221      249      761      846
          Bancorp litigation                                           -        -      (40)       -      (11)     (40)
          Tax related items                                            -       30        -        -       76       30
      ---------------------------------------------------------------------------------------------------------------
      TOTAL LIFE OPERATING INCOME [2]                                176      230      181      249      826      836
      ---------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY
      Ongoing Operations Underwriting Results
         Business Insurance                                            7       50       34       67       94      158
         Personal Lines                                               56        8       40       26      (31)     130
         Specialty Commercial                                          5       25      (46)      26        6       10
      ---------------------------------------------------------------------------------------------------------------
      Total Ongoing Operations underwriting results                   68       83       28      119       69      298
      Other Operations underwriting results                          (47)     (89)     (22)     (78)    (220)    (236)
      ---------------------------------------------------------------------------------------------------------------
      Total Property & Casualty underwriting results                  21       (6)       6       41     (151)      62
Net investment income [3]                                            281      286      297      308    1,060    1,172
Periodic net coupon settlements on non-qualifying derivatives,
      before-tax                                                       4        5        5        4       15       18
Net servicing and other income (loss)                                  3        3        9       (7)      15        8
Other expenses                                                       (41)     (52)     (38)     (42)    (201)    (173)
Income tax expense                                                   (59)     (49)     (70)     (79)    (141)    (257)
---------------------------------------------------------------------------------------------------------------------
Property & Casualty operating income before 2003 asbestos
      reserve addition and severance charges                         209      187      209      225      597      830
2003 asbestos reserve addition                                    (1,701)       -        -        -        -   (1,701)
Severance charges                                                      -      (27)       -        -        -      (27)
---------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY OPERATING INCOME [2]                    (1,492)     160      209      225      597     (898)
---------------------------------------------------------------------------------------------------------------------
CORPORATE OPERATING INCOME                                           (45)     (50)     (55)     (41)    (173)    (191)
---------------------------------------------------------------------------------------------------------------------
Operating income, before 2003 asbestos reserve addition,
      Bancorp litigation, tax related items and severance
       charges [2]                                                   340      337      375      433    1,185    1,485
---------------------------------------------------------------------------------------------------------------------
2003 asbestos reserve addition                                    (1,701)       -        -        -        -   (1,701)
Bancorp litigation                                                     -        -      (40)       -      (11)     (40)
Tax related items                                                      -       30        -        -       76       30
Severance charges                                                      -      (27)       -        -        -      (27)
---------------------------------------------------------------------------------------------------------------------
Operating income (loss) [2]                                       (1,361)     340      335      433    1,250     (253)
      Add: Net realized capital gains (losses), after-tax [2]
       [3]                                                           (29)     176       15       29     (234)     191
      Less: Periodic net coupon settlements on non-qualifying
       derivatives, after-tax [2]                                      5        9        7        8       16       29
---------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                               $ (1,395)  $  507   $  343   $  454   $1,000   $  (91)
---------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
      Diluted earnings (loss) per share
          Operating income, before 2003 asbestos reserve
             addition, Bancorp litigation, tax related items
             and severance charges                              $   1.33   $ 1.25   $ 1.32   $ 1.52   $ 4.71   $ 5.42
          Net income (loss)                                     $  (5.46)  $ 1.88   $ 1.20   $ 1.59   $ 3.97   $(0.33)
---------------------------------------------------------------------------------------------------------------------

[1] Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

[3] Reflects reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                      C-1a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          OPERATING RESULTS BY SEGMENT

                                                                                                                       YEAR ENDED
                                                                                                                      DECEMBER 31,
                                                                                    1Q      2Q       3Q      4Q     ----------------
                                                                                   2002    2002     2002    2002     2001     2002
                                                                                  ------- ------- -------- -------  -------  -------
LIFE [1]
       Retail Products Group
         Individual Annuity                                                       $   90  $   89   $   76  $   78   $  378   $  333
         Other Retail                                                                  8       7        4       4       23       23
       ----------------------------------------------------------------------------------------------------------------------------
       Total Retail Products Group                                                    98      96       80      82      401      356
       Institutional Solutions Group                                                  30      32       30      27      101      119
       Individual Life                                                                31      35       33      34      124      133
       Group Benefits                                                                 28      30       34      36      108      128
       Other                                                                          19       2       (3)      7       24       25
       ----------------------------------------------------------------------------------------------------------------------------
          Life operating income before September 11, 2001, Bancorp litigation
             and tax related items                                                   206     195      174     186      758      761
          September 11, 2001                                                           -       -        -       -      (20)       -
          Bancorp litigation                                                         (11)      -        -       -        -      (11)
          Tax related items                                                            -       -       76       -      130       76
       ----------------------------------------------------------------------------------------------------------------------------
       TOTAL LIFE OPERATING INCOME [2]                                               195     195      250     186      868      826
       ----------------------------------------------------------------------------------------------------------------------------

PROPERTY & CASUALTY
       Ongoing Operations Underwriting Results
          Business Insurance                                                          15       7       33      39       35       94
          Personal Lines                                                              (8)    (20)      (9)      6      (66)     (31)
          Specialty Commercial                                                        (8)     13        7      (6)     (80)       6
       ----------------------------------------------------------------------------------------------------------------------------
       Total Ongoing Operations underwriting results                                  (1)      -       31      39     (111)      69
       Other Operations underwriting results                                         (44)    (56)     (46)    (74)    (281)    (220)
       ----------------------------------------------------------------------------------------------------------------------------
       Total Property & Casualty underwriting results                                (45)    (56)     (15)    (35)    (392)    (151)
Net investment income [3]                                                            251     268      257     284    1,042    1,060
Periodic net coupon settlements on non-qualifying derivatives, before-tax              3       3        5       4       11       15
Net servicing and other income                                                         2       1        4       8       22       15
Other expenses                                                                       (34)    (42)     (60)    (65)     (99)    (201)
Income tax expense                                                                   (36)    (35)     (34)    (36)     (78)    (141)
-----------------------------------------------------------------------------------------------------------------------------------
Property & Casualty operating income before September 11, 2001 and restructuring
    charge                                                                           141     139      157     160      506      597
September 11, 2001                                                                     -       -        -       -     (420)       -
Restructuring charge                                                                   -       -        -       -      (10)       -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & CASUALTY OPERATING INCOME [2]                                       141     139      157     160       76      597
-----------------------------------------------------------------------------------------------------------------------------------
Corporate operating income before restructuring charge                               (43)    (43)     (42)    (45)    (238)    (173)
Restructuring charge                                                                   -       -        -       -       (1)       -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE OPERATING INCOME                                                     (43)    (43)     (42)    (45)    (239)    (173)
-----------------------------------------------------------------------------------------------------------------------------------
Operating income, before September 11, 2001
       Bancorp litigation, tax related items and restructuring charge [2]            304     291      289     301    1,026    1,185
-----------------------------------------------------------------------------------------------------------------------------------
September 11, 2001                                                                     -       -        -       -     (440)       -
Bancorp litigation                                                                   (11)      -        -       -        -      (11)
Tax related items                                                                      -       -       76       -      130       76
Restructuring charge                                                                   -       -        -       -      (11)       -
-----------------------------------------------------------------------------------------------------------------------------------
Operating income (loss) [2]                                                          293     291      365     301      705    1,250
       Add: Net realized capital gains (losses), after-tax [2] [3]                     1    (103)     (94)    (38)    (159)    (234)
       Less: Periodic net coupon settlements on non-qualifying derivatives,
             after-tax [2]                                                             2       3        6       5        5       16
       Add: Cumulative effect of accounting changes, after-tax                         -       -        -       -      (34)       -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                        $  292  $  185   $  265  $  258   $  507   $1,000
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
       Diluted earnings per share
          Operating income, before September 11, 2001, Bancorp litigation,
             tax related items and restructuring charge                           $ 1.22  $ 1.16   $ 1.15  $ 1.17   $ 4.25   $ 4.71
          Net income                                                              $ 1.17  $ 0.74   $ 1.06  $ 1.01   $ 2.10   $ 3.97
-----------------------------------------------------------------------------------------------------------------------------------

[1] Life allocates the net realized gains and losses from periodic net coupon settlements on non-qualifying derivatives to its segments.

[2] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. Such effects are included in net realized capital gains and losses.

[3] Reflects reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                      C-1b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     CONSOLIDATING STATEMENTS OF OPERATIONS
                   YEAR ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                     LIFE                    PROPERTY & CASUALTY
                                                          ---------------------------   ----------------------------
                                                            2003     2002       2001     2003       2002      2001
                                                          -------   -------   -------   -------    -------   -------
Earned premiums                                           $ 3,086   $ 2,697   $ 2,975   $ 8,805    $ 8,114   $ 7,267
Fee income                                                  2,760     2,577     2,633         -          -         -
Net investment income [1]                                   2,041     1,849     1,782     1,172      1,060     1,042
Other revenues                                                131       120       128       428        356       363
Net realized capital gains (losses) [1]                        40      (308)     (136)      253        (68)      (92)
--------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                          8,058     6,935     7,382    10,658      9,462     8,580

Benefits, claims and claim adjustment expenses [2]          4,616     4,158     4,444     8,926      5,870     6,146
Amortization of deferred policy acquisition costs and
     present value of future profits                          769       628       642     1,642      1,613     1,572
Insurance operating costs and expenses                      1,535     1,438     1,390       779        782       588
Interest expense [3]                                            -         -         -         -          -         -
Other expenses [4]                                             72        32        37       634        542       455
--------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                             6,992     6,256     6,513    11,981      8,807     8,761

    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
      EFFECT OF ACCOUNTING CHANGES                          1,066       679       869    (1,323)       655      (181)

Income tax expense (benefit)                                  221        49        90      (578)       112      (182)
--------------------------------------------------------------------------------------------------------------------

    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGES                                      845       630       779      (745)       543         1

Cumulative effect of accounting changes, after-tax [5]          -         -       (26)        -          -        (8)
--------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [6]                                     845       630       753      (745)       543        (7)

Less: Cumulative effect of accounting changes, after-tax        -         -       (26)        -          -        (8)
Less: Net realized capital gains (losses), after-tax [1]       26      (190)      (91)      165        (44)      (68)
Add: Periodic net coupon settlements on non-qualifying
    derivatives, after-tax [1]                                 17         6        (2)       12         10         7
--------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [6] [7]                       $   836   $   826   $   868   $  (898)   $   597   $    76
--------------------------------------------------------------------------------------------------------------------
Operating Income ROE, (X-AOCI)                              15.0%     16.5%      21.5%    (20.1%)     11.5%     (0.6%)

Operating Income ROE, (X-AOCI) before 2003 asbestos
   reserve addition, Bancorp litigation, tax related
   items, severance charges, September 11, 2001,
   and restructuring charges.                               15.2%     15.0%     18.4%     15.2%      11.5%      9.8%

                                                                  CORPORATE                   CONSOLIDATED
                                                          ----------------------   ------------------------------
                                                           2003    2002    2001      2003       2002       2001
                                                          ------   -----   -----   --------   --------   --------
Earned premiums                                           $    -   $   -   $   -   $ 11,891   $ 10,811   $ 10,242
Fee income                                                     -       -       -      2,760      2,577      2,633
Net investment income [1]                                     20      20      18      3,233      2,929      2,842
Other revenues                                                (3)      -       -        556        476        491
Net realized capital gains (losses) [1]                        -       -       -        293       (376)      (228)
-----------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                            17      20      18     18,733     16,417     15,980

Benefits, claims and claim adjustment expenses [2]             6       6       7     13,548     10,034     10,597
Amortization of deferred policy acquisition costs and
     present value of future profits                           -       -       -      2,411      2,241      2,214
Insurance operating costs and expenses                         -       -       -      2,314      2,220      1,978
Interest expense [3]                                         271     265     295        271        265        295
Other expenses [4]                                            33      15      63        739        589        555
-----------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              310     286     365     19,283     15,349     15,639

    INCOME (LOSS) BEFORE INCOME TAXES AND CUMULATIVE
      EFFECT OF ACCOUNTING CHANGES                          (293)   (266)   (347)      (550)     1,068        341

Income tax expense (benefit)                                (102)    (93)   (108)      (459)        68       (200)
-----------------------------------------------------------------------------------------------------------------

    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
      ACCOUNTING CHANGES                                    (191)   (173)   (239)       (91)     1,000        541

Cumulative effect of accounting changes, after-tax [5]         -       -       -          -          -        (34)
-----------------------------------------------------------------------------------------------------------------
    NET INCOME (LOSS) [6]                                   (191)   (173)   (239)       (91)     1,000        507

Less: Cumulative effect of accounting changes, after-tax       -       -       -          -          -        (34)
Less: Net realized capital gains (losses), after-tax [1]       -       -       -        191       (234)      (159)
Add: Periodic net coupon settlements on non-qualifying
    derivatives, after-tax [1]                                 -       -       -         29         16          5
-----------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [6] [7]                       $ (191)  $(173)  $(239)  $   (253)  $  1,250   $    705
-----------------------------------------------------------------------------------------------------------------

Operating Income ROE, (X-AOCI)                                 NM     NM      NM       (2.5%)     13.8%       9.1%

Operating Income ROE, (X-AOCI) before 2003 asbestos
   reserve addition, Bancorp litigation, tax related
   items, severance charges, September 11, 2001,
   and restructuring charges.                                  NM     NM      NM       14.8%      13.1%      13.2%

[1] Reflects reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

[2] Property & Casualty includes $2,604 in 2003 of before-tax impact of 2003 asbestos reserve addition.

[3] Reflects the reclassification of all Life and Property & Casualty interest expense to Corporate.

[4] Property & Casualty includes $41 in 2003 of before-tax severance charges. Life includes $62 in 2003 and $17 in 2002 of before-tax expense related to the Bancorp litigation dispute. 2001 includes goodwill amortization.

[5] Represents the cumulative effect of the Company's adoption of ETIF Issue 99-20 of $(11) and SFAS No. 133 of $(23).

[6] Property & Casualty includes $1,701 in 2003 of after-tax impact of the 2003 asbestos reserve addition and $27 in 2003 of after-tax severance charges. Life includes $40 in 2003 and $11 in 2002 of after-tax expense related to settlement of the Bancorp litigation dispute. Life includes $30 in 2003, $76 in 2002 and $130 in 2001 of tax benefit related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.

[7] Operating income includes the effect of periodic net coupon settlements on non-qualifying derivatives, after-tax. For GAAP reporting, such effects are included in net realized capital gains and losses.

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          CONSOLIDATING BALANCE SHEETS
                     AS OF DECEMBER 31, 2003, 2002 and 2001

                                                                          LIFE                        PROPERTY & CASUALTY
                                                           ----------------------------------   -------------------------------
                                                            Dec. 31,    Dec. 31,     Dec. 31,   Dec. 31,     Dec. 31,  Dec. 31,
                                                             2003         2002         2001       2003         2002      2001
                                                           ---------    ---------   ---------   --------    ---------  --------
Investments
     Fixed maturities, available-for-sale, at fair value   $  37,462    $  29,377   $  23,301   $ 23,715    $ 19,446   $ 16,742
     Equity securities, available-for-sale, at fair value        357          458         428        208         459        921
     Policy loans, at outstanding balance                      2,512        2,934       3,317          -           -          -
     Other investments                                           823        1,122       1,331        682         668        646
-------------------------------------------------------------------------------------------------------------------------------
           Total investments                                  41,154       33,891      28,377     24,605      20,573     18,309
Cash                                                             265          179         167        197         198        186
Premiums receivable and agents' balances                         335          208         229      2,750       2,403      2,561
Reinsurance recoverables                                         604          796         648      5,354       4,231      4,514
Deferred policy acquisition costs and present
     value of future profits                                   6,623        5,758       5,572        975         930        847
Deferred income taxes                                           (486)        (274)        (16)     1,101         610        689
Goodwill                                                         796          796         796        152         153        153
Other assets                                                   1,668        1,362       1,116      2,025       2,031      1,928
Separate account assets                                      136,633      107,078     114,720          -           -          -
-------------------------------------------------------------------------------------------------------------------------------

           TOTAL ASSETS                                    $ 187,592    $ 149,794   $ 151,609   $ 37,159    $ 31,129   $ 29,187
-------------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                             $  11,411    $   8,583   $   7,952   $ 21,715    $ 17,091   $ 17,036
Other policyholder funds and benefits payable                 26,186       23,957      20,247          -           -          -
Unearned premiums                                                 58           54          45      4,372       3,942      3,399
Debt [1] [2]                                                       -            -           -          -           -          -
Other liabilities                                              4,440        2,858       2,535      3,285       2,939      2,734
Separate account liabilities                                 136,633      107,078     114,720          -           -          -
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                                 178,728      142,530     145,499     29,372      23,972     23,169
-------------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                              8,003        6,555       5,914      7,080       6,449      5,720
AOCI, net of tax                                                 861          709         196        707         708        298
-------------------------------------------------------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY                          8,864        7,264       6,110      7,787       7,157      6,018
-------------------------------------------------------------------------------------------------------------------------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 187,592    $ 149,794   $ 151,609   $ 37,159    $ 31,129   $ 29,187
-------------------------------------------------------------------------------------------------------------------------------

                                                                     CORPORATE                      CONSOLIDATED
                                                           ----------------------------   ------------------------------
                                                           Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                             2003      2002      2001       2003       2002       2001
                                                           --------  --------  --------   --------   --------   --------
Investments
     Fixed maturities, available-for-sale, at fair value   $    86   $    66   $      3   $ 61,263   $ 48,889   $ 40,046
     Equity securities, available-for-sale, at fair value        -         -          -        565        917      1,349
     Policy loans, at outstanding balance                        -         -          -      2,512      2,934      3,317
     Other investments                                           2         -          -      1,507      1,790      1,977
------------------------------------------------------------------------------------------------------------------------
           Total investments                                    88        66          3     65,847     54,530     46,689
Cash                                                             -         -          -        462        377        353
Premiums receivable and agents' balances                         -         -          -      3,085      2,611      2,790
Reinsurance recoverables                                         -         -          -      5,958      5,027      5,162
Deferred policy acquisition costs and present
     value of future profits                                     1         1          1      7,599      6,689      6,420
Deferred income taxes                                          230       209         20        845        545        693
Goodwill                                                       772       772        772      1,720      1,721      1,721
Other assets                                                    11         4          1      3,704      3,397      3,045
Separate account assets                                          -         -          -    136,633    107,078    114,720
------------------------------------------------------------------------------------------------------------------------

           TOTAL ASSETS                                    $ 1,102   $ 1,052   $    797   $225,853   $181,975   $181,593
------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                             $    (9)  $   (16)  $    (23)  $ 33,117   $ 25,658   $ 24,965
Other policyholder funds and benefits payable                   (1)       (1)        (2)    26,185     23,956     20,245
Unearned premiums                                               (7)       (7)        (8)     4,423      3,989      3,436
Debt [1] [2]                                                 5,663     4,379      3,976      5,663      4,379      3,976
Other liabilities                                              468       384        (31)     8,193      6,181      5,238
Separate account liabilities                                     -         -          -    136,633    107,078    114,720
------------------------------------------------------------------------------------------------------------------------
           TOTAL LIABILITIES                                 6,114     4,739      3,912    214,214    171,241    172,580
------------------------------------------------------------------------------------------------------------------------

Equity excluding AOCI, net of tax                           (4,690)   (3,364)    (3,155)    10,393      9,640      8,479
AOCI, net of tax                                              (322)     (323)        40      1,246      1,094        534
------------------------------------------------------------------------------------------------------------------------
           TOTAL STOCKHOLDERS' EQUITY                       (5,012)   (3,687)    (3,115)    11,639     10,734      9,013
------------------------------------------------------------------------------------------------------------------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 1,102   $ 1,052   $    797   $225,853   $181,975   $181,593
------------------------------------------------------------------------------------------------------------------------

[1] Reflects the reclassification of all Life and Property & Casualty debt to Corporate.

[2]  Includes junior subordinated debentures.

                                      LIFE

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              FINANCIAL HIGHLIGHTS

                                                                                                  YEAR ENDED
                                                                                                  DECEMBER 31,
                                                        1Q          2Q        3Q        4Q     -----------------
                                                       2003        2003      2003      2003      2002     2003
                                                      -------    -------   -------   -------   -------   -------
REVENUES
       Retail Products Group
            Individual Annuity                        $   385    $   430   $   454   $   487   $ 1,539   $ 1,756
            Other Retail                                   93        103       112       123       403       431
       ---------------------------------------------------------------------------------------------------------
              Total Retail Products Group                 478        533       566       610     1,942     2,187
       Institutional Solutions Group                      422        470       733       485     1,757     2,110
       Individual Life                                    244        240       249       249       958       982
       Group Benefits                                     667        638       663       656     2,582     2,624
       Other                                              (25)        81        37        62      (304)      155
       ---------------------------------------------------------------------------------------------------------

                 TOTAL REVENUES                       $ 1,786    $ 1,962   $ 2,248   $ 2,062   $ 6,935   $ 8,058
----------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
       Retail Products Group
            Individual Annuity                        $    71    $    93   $    98   $   111   $   333   $   373
            Other Retail                                    6          8         9        10        23        33
       ---------------------------------------------------------------------------------------------------------
              Total Retail Products Group                  77        101       107       121       356       406
       Institutional Solutions Group                       31         28        32        31       119       122
       Individual Life                                     32         34        36        41       133       143
       Group Benefits                                      34         35        38        41       128       148
       Other                                                2          2         8        15        25        27
       ---------------------------------------------------------------------------------------------------------

       Operating income, before Bancorp
          litigation and tax related items                176        200       221       249       761       846

            Bancorp litigation                              -          -       (40)        -       (11)      (40)
            Tax related items                               -         30         -         -        76        30
       ---------------------------------------------------------------------------------------------------------

       Operating income                                   176        230       181       249       826       836

            Add: Net realized capital
              (losses) gains, after-tax [1]               (29)        38         3        14      (190)       26
            Less: Periodic net coupon
              settlements on non-qualifying
              derivatives, after-tax                        2          6         4         5         6        17
       ---------------------------------------------------------------------------------------------------------

                 NET INCOME                           $   145    $   262   $   180   $   258   $   630   $   845
----------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

                                     L - 1a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              FINANCIAL HIGHLIGHTS

                                                                                                                     YEAR ENDED
                                                                                                                    DECEMBER 31,
                                                                             1Q         2Q       3Q        4Q     ----------------
                                                                            2002       2002     2002      2002     2001      2002
                                                                           -------   -------   -------   -------  -------  -------
REVENUES
       Retail Products Group
            Individual Annuity                                             $   383   $   391   $   379   $   386  $ 1,532  $ 1,539
            Other Retail                                                       107       107        96        93      359      403
       ---------------------------------------------------------------------------------------------------------------------------
              Total Retail Products Group                                      490       498       475       479    1,891    1,942
       Institutional Solutions Group                                           480       414       431       432    2,167    1,757
       Individual Life                                                         232       249       239       238      890      958
       Group Benefits                                                          644       654       645       639    2,507    2,582
       Other                                                                   (10)     (117)     (125)      (52)     (73)    (304)
       ---------------------------------------------------------------------------------------------------------------------------

                 TOTAL REVENUES                                            $ 1,836   $ 1,698   $ 1,665   $ 1,736  $ 7,382  $ 6,935
----------------------------------------------------------------------------------------------------------------------------------

OPERATING RESULTS BY SEGMENT
       Retail Products Group
            Individual Annuity                                             $    90   $    89   $    76   $    78  $   378  $   333
            Other Retail                                                         8         7         4         4       23       23
       ---------------------------------------------------------------------------------------------------------------------------
              Total Retail Products Group                                       98        96        80        82      401      356
       Institutional Solutions Group                                            30        32        30        27      101      119
       Individual Life                                                          31        35        33        34      124      133
       Group Benefits                                                           28        30        34        36      108      128
       Other                                                                    19         2        (3)        7       24       25
       ---------------------------------------------------------------------------------------------------------------------------

       Operating income, before September 11, 2001, Bancorp
            litigation and tax related items                                   206       195       174       186      758      761

            September 11, 2001                                                   -         -         -         -      (20)       -
            Bancorp litigation                                                 (11)        -         -         -        -      (11)
            Tax related items                                                    -         -        76         -      130       76
       ---------------------------------------------------------------------------------------------------------------------------

       Operating income                                                        195       195       250       186      868      826

            Add: Net realized capital (losses) gains, after-tax [1]             (7)      (75)      (69)      (39)     (91)    (190)
            Less: Periodic net coupon settlements on non-qualifying
             derivatives, after-tax                                              -         1         2         3       (2)       6
       ---------------------------------------------------------------------------------------------------------------------------

       Income before cumulative effect of accounting change, net of tax        188       119       179       144      779      630

            Add:  Cumulative effect of accounting change, net of tax             -         -         -         -      (26)       -
       ---------------------------------------------------------------------------------------------------------------------------

                 NET INCOME                                                $   188   $   119   $   179   $   144  $   753  $   630
----------------------------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

                                     L - 1b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                OPERATING RESULTS

                                                                                                                   YEAR ENDED
                                                                                                                   DECEMBER 31,
                                                                             1Q       2Q        3Q        4Q     ----------------
                                                                            2003     2003      2003      2003      2002     2003
                                                                           ------   ------    ------   -------   -------  -------
REVENUES
      Earned premiums                                                      $  683   $  706    $  981   $   716   $ 2,697  $ 3,086
      Fee income                                                              617      656       716       771     2,577    2,760
      Net investment income                                                   503      504       512       522     1,849    2,041
      Other revenues                                                           27       37        35        32       120      131
      Net realized capital (losses) gains [1]                                 (44)      59         4        21      (308)      40
      ---------------------------------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                            1,786    1,962     2,248     2,062     6,935    8,058
---------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
      Benefits, claims and claim adjustment expenses                        1,083    1,086     1,375     1,072     4,158    4,616
      Amortization of deferred policy acquisition costs and
          present value of future profits                                     163      175       202       229       628      769
      Insurance operating costs and expenses                                  351      395       379       410     1,438    1,535
      Other expenses [2]                                                        4        3        65         -        32       72
      ---------------------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                               1,601    1,659     2,021     1,711     6,256    6,992
---------------------------------------------------------------------------------------------------------------------------------

NET INCOME
                  INCOME BEFORE INCOME TAXES                                  185      303       227       351       679    1,066
      Income tax expense [3]                                                   40       41        47        93        49      221
      ---------------------------------------------------------------------------------------------------------------------------
                  NET INCOME                                                  145      262       180       258       630      845

      Less: Net realized capital (losses) gains, after-tax [1]                (29)      38         3        14      (190)      26
      Add: Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                            2        6         4         5         6       17
      ---------------------------------------------------------------------------------------------------------------------------
                  OPERATING INCOME [3] [4]                                 $  176   $  230    $  181   $   249   $   826  $   836
---------------------------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

[2] The third quarter ended September 30, 2003 and year ended December 31, 2002 include expenses related to the Bancorp litigation dispute of $62 and $17, respectively.

[3] The year ended December 31, 2002 includes a $76 tax benefit and the quarter ended June 30, 2003 and the year ended December 31, 2003 include a $30 tax benefit primarily related to the favorable treatment of certain tax items.

[4] The third quarter ended September 30, 2003 and year ended December 31, 2002 includes after-tax expenses related to the Bancorp litigation dispute of $40 and $11, respectively.

                                     L - 2a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                                OPERATING RESULTS

                                                                                                        YEAR ENDED
                                                                                                        DECEMBER 31,
                                                                   1Q       2Q       3Q       4Q     -----------------
                                                                  2002     2002     2002     2002      2001      2002
                                                                 ------   ------   ------   ------   -------   -------
REVENUES
      Earned premiums                                            $  709   $  664   $  667   $  657   $ 2,975   $ 2,697
      Fee income                                                    662      672      627      616     2,633     2,577
      Net investment income                                         448      448      460      493     1,782     1,849
      Other revenues                                                 32       32       27       29       128       120
      Net realized capital (losses) gains [1]                       (15)    (118)    (116)     (59)     (136)     (308)
      ----------------------------------------------------------------------------------------------------------------
                  TOTAL REVENUES                                  1,836    1,698    1,665    1,736     7,382     6,935
----------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
      Benefits, claims and claim adjustment expenses              1,057    1,028    1,050    1,023     4,444     4,158
      Amortization of deferred policy acquisition costs and
          present value of future profits                           152      171      163      142       642       628
      Insurance operating costs and expenses                        357      358      335      388     1,390     1,438
      Other expenses [2]                                             20        4        6        2        37        32
      ----------------------------------------------------------------------------------------------------------------
                  TOTAL BENEFITS AND EXPENSES                     1,586    1,561    1,554    1,555     6,513     6,256
----------------------------------------------------------------------------------------------------------------------

NET INCOME
                  INCOME BEFORE INCOME TAXES                        250      137      111      181       869       679
      Income tax expense (benefit) [3]                               62       18      (68)      37        90        49
      ----------------------------------------------------------------------------------------------------------------
                  Income before cumulative effect of
                   accounting change, net of tax                    188      119      179      144       779       630

      Cumulative effect of accounting change, net of tax              -        -        -        -       (26)        -
      ----------------------------------------------------------------------------------------------------------------
                  NET INCOME                                        188      119      179      144       753       630

      Less: Cumulative effect of accounting change, net of tax        -        -        -        -       (26)        -
      Less: Net realized capital (losses) gains, after-tax [1]       (7)     (75)     (69)     (39)      (91)     (190)
      Add: Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                  -        1        2        3        (2)        6
      ----------------------------------------------------------------------------------------------------------------

                  OPERATING INCOME [3] [4]                       $  195   $  195   $  250   $  186   $   868   $   826
----------------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

[2] The first quarter ended March 31, 2002 includes an expense of $17 related to the Bancorp litigation dispute. The 2001 amount includes $24 of goodwill amortization.

[3] The years ended December 31, 2002 and December 31, 2001 include a tax benefit related to the favorable treatment of certain tax items of $76 and $130, respectively.

[4] The first quarter ended March 31, 2002 includes $11 of after-tax expense related to the Bancorp litigation dispute.

                                     L - 2b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
                                INCOME STATEMENTS

                                                                                                YEAR ENDED
                                                                                               DECEMBER 31,
                                                           1Q     2Q       3Q       4Q      -------------------
                                                          2003   2003     2003     2003       2002        2003
                                                         ------  ------   ------   ------   --------   --------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity fees                              $  231  $  259   $  296   $  326   $  1,011   $  1,112
      Other fees                                             38      33       28       32        157        131
      ---------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                 269     292      324      358      1,168      1,243
      Net guaranteed separate account income                 20      25       29       27         94        101
      Direct premiums                                        28      30       20       18         87         96
      Reinsurance premiums                                  (37)    (32)     (29)     (32)      (113)      (130)
      ---------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS     280     315      344      371      1,236      1,310

    NET INVESTMENT INCOME
      Net investment income on G/A assets                   116     127      128      125        374        496
      Net investment income on assigned capital              14      16       16       18         56         64
      Charge for invested capital                           (30)    (31)     (36)     (36)      (134)      (133)
      ---------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                 100     112      108      107        296        427
    Net realized capital gains (losses) [1]                   5       3        2        9          7         19
    -----------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                              385     430      454      487      1,539      1,756

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Death benefits                                         17      14       12        8         49         51
      Other contract benefits                                23      20       15       15         81         73
      Change in reserve                                      12      16       10        7         29         45
      Sales inducements                                      15      16       18       17         66         66
      Interest credited on G/A assets                        68      74       73       69        210        284
      ---------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                   135     140      128      116        435        519

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                    230     281      286      290        784      1,087
      Operating expenses                                     45      49       46       50        195        190
      Premium taxes and other expenses                        6       4        5        2         20         17
      ---------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL              281     334      337      342        999      1,294

      Deferred policy acquisition costs                    (205)   (250)    (256)    (254)      (682)      (965)
      ---------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                76      84       81       88        317        329

      Amortization of deferred policy acquisition
         costs and present value of future profits           87     101      125      137        370        450
      ---------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                 298     325      334      341      1,122      1,298

           INCOME BEFORE INCOME TAX EXPENSE                  87     105      120      146        417        458
      Income tax expense (benefit)                           16      (7)      22       31         84         62
      ---------------------------------------------------------------------------------------------------------
                NET INCOME                                   71     112       98      115        333        396

      Less: non operating net realized gains (losses),
        net of tax [2]                                        -       -        -        4          -          4
      ---------------------------------------------------------------------------------------------------------
                OPERATING INCOME                             71     112       98      111        333        392

      Less: tax related items                                 -      19        -        -          -         19
      ---------------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX RELATED
                  ITEMS                                  $   71  $   93   $   98   $  111   $    333   $    373
      ---------------------------------------------------------------------------------------------------------

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

                                     L - 3a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                   RETAIL PRODUCTS GROUP - INDIVIDUAL ANNUITY
                                INCOME STATEMENTS

                                                                                                  YEAR ENDED
                                                                                                  DECEMBER 31,
                                                           1Q       2Q        3Q      4Q     ----------------------
                                                          2002     2002      2002    2002       2001        2002
                                                         -------  -------  -------  -------  ----------  ----------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity fees                              $  273   $  270   $  235   $  233   $   1,137   $   1,011
      Other fees                                             33       40       44       40         143         157
      ------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                 306      310      279      273       1,280       1,168

      Net guaranteed separate account income                 26       25       20       23         102          94
      Direct premiums                                        19       21       26       21          40          87
      Reinsurance premiums                                  (28)     (29)     (28)     (28)       (104)       (113)
      ------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS     323      327      297      289       1,318       1,236

    NET INVESTMENT INCOME
      Net investment income on G/A assets                    80       82      100      112         307         374
      Net investment income on assigned capital              14       15       13       14          56          56
      Charge for invested capital                           (35)     (35)     (32)     (32)       (151)       (134)
      ------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                  59       62       81       94         212         296
    Net realized capital gains (losses) [1]                   1        2        1        3           2           7
    --------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                              383      391      379      386       1,532       1,539

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Death benefits                                          7        9       17       16          19          49
      Other contract benefits                                18       20       21       22          50          81
      Change in reserve                                       6        7       11        5          16          29
      Sales inducements                                      17       17       15       17          72          66
      Interest credited on G/A assets                        45       47       54       64         170         210
      ------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                    93      100      118      124         327         435

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                    189      185      178      232         709         784
      Operating expenses                                     48       47       50       50         190         195
      Premium taxes and other expenses                        4        5        6        5          24          20
      ------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL              241      237      234      287         923         999

      Deferred policy acquisition costs                    (163)    (159)    (155)    (205)       (618)       (682)
      ------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                78       78       79       82         305         317

      Amortization of deferred policy acquisition
         costs and present value of future profits           97      100       89       84         404         370
      ------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                 268      278      286      290       1,036       1,122

           INCOME BEFORE INCOME TAX EXPENSE                 115      113       93       96         496         417
      Income tax expense (benefit)                           25       24       17       18         118          84
      ------------------------------------------------------------------------------------------------------------
                NET INCOME                                   90       89       76       78         378         333

      Less: non operating net realized gains (losses),
          net of tax [2]                                      -        -        -        -           -           -
      ------------------------------------------------------------------------------------------------------------
                OPERATING INCOME                             90       89       76       78         378         333
      Less: tax related items                                 -        -        -        -           -           -
      ------------------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX
                   RELATED ITEMS                         $   90   $   89   $   76   $   78   $     378   $     333
      ------------------------------------------------------------------------------------------------------------

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of certain policyholder liabilities.

                                     L - 3b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          RETAIL PRODUCTS GROUP - OTHER
                                INCOME STATEMENTS

                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,
                                                            1Q      2Q      3Q     4Q    ----------------
                                                           2003    2003    2003   2003     2002     2003
                                                         -------  ------  ------ ------  -------  -------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity fees                              $    8   $   8   $  11  $  13   $   26   $   40
      Mutual fund and other fees                             67      76      84     92      303      319
      --------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                  75      84      95    105      329      359

      Direct premiums                                         -       3      (1)     1        2        3
      --------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS      75      87      94    106      331      362

    NET INVESTMENT INCOME
      Net investment income on G/A assets                    16      16      16     17       70       65
      Net investment income on assigned capital               -       1       1      -        2        2
      Charge for invested capital                             1      (1)      -      -        -        -
      --------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                  17      16      17     17       72       67
    Net realized capital gains (losses) [1]                   1       -       1      -        -        2
    ----------------------------------------------------------------------------------------------------
                TOTAL REVENUES                               93     103     112    123      403      431

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Other contract benefits                                 2       1       2      2        6        7
      Change in reserve                                       -       -       -      -       (2)       -
      Sales inducements                                       -       1       -      -        1        1
      Interest credited on G/A assets                        10      11      10     10       46       41
      --------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                    12      13      12     12       51       49

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                     43      54      58     69      211      224
      Operating expenses                                     30      32      37     38      125      137
      Premium taxes and other expenses                        3       3       1      3        8       10
      --------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL               76      89      96    110      344      371

      Deferred policy acquisition costs                     (20)    (24)    (24)   (30)     (93)     (98)
      --------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                56      65      72     80      251      273

      Amortization of deferred policy acquisition costs      16      13      14     16       66       59
      --------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                  84      91      98    108      368      381

           INCOME BEFORE INCOME TAX EXPENSE                   9      12      14     15       35       50
      Income tax expense                                      3       3       5      5       12       16
      --------------------------------------------------------------------------------------------------
                NET INCOME                                    6       9       9     10       23       34

      Less: non operating net realized gains (losses),
          net of tax [2]                                      -       -       -      -        -        -
      --------------------------------------------------------------------------------------------------
                OPERATING INCOME                              6       9       9     10       23       34

      Less: tax related items                                 -       1       -      -        -        1
      --------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX
                  RELATED ITEMS                          $    6   $   8   $   9  $  10   $   23   $   33
      --------------------------------------------------------------------------------------------------

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of product liabilities.

                                     L - 4a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          RETAIL PRODUCTS GROUP - OTHER
                                INCOME STATEMENTS

                                                                                               YEAR ENDED
                                                                                               DECEMBER 31,
                                                              1Q      2Q      3Q      4Q    -----------------
                                                             2002    2002    2002    2002      2001      2002
                                                            ------  ------  ------  ------  --------  --------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity fees                                 $   6   $   7   $   6   $   7   $    19   $    26
      Mutual fund and other fees                               83      83      70      67       271       303
      -------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                    89      90      76      74       290       329

      Direct premiums                                           1       -       1       -         1         2
      -------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS        90      90      77      74       291       331

    NET INVESTMENT INCOME
      Net investment income on G/A assets                      16      17      19      18        67        70
      Net investment income on assigned capital                 1       -       -       1         1         2
      Charge for invested capital                               -       -       -       -         -         -
      -------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                    17      17      19      19        68        72
    Net realized capital gains (losses) [1]                     -       -       -       -         -         -
    ---------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                107     107      96      93       359       403

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Other contract benefits                                   2       1       1       2         7         6
      Change in reserve                                         -      (1)      -      (1)       (2)       (2)
      Sales inducements                                         -       1       -       -         -         1
      Interest credited on G/A assets                          11      10      12      13        42        46
      -------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                      13      11      13      14        47        51

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                       64      61      45      41       223       211
      Operating expenses                                       29      29      31      36        92       125
      Premium taxes and other expenses                          1       2       4       1         6         8
      -------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                 94      92      80      78       321       344

      Deferred policy acquisition costs                       (27)    (25)    (19)    (22)      (94)      (93)
      -------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                  67      67      61      56       227       251

      Amortization of deferred policy acquisition costs        15      18      16      17        51        66
      -------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                    95      96      90      87       325       368

           INCOME BEFORE INCOME TAX EXPENSE                    12      11       6       6        34        35
      Income tax expense                                        4       4       2       2        11        12
      -------------------------------------------------------------------------------------------------------
                NET INCOME                                      8       7       4       4        23        23

      Less: non operating net realized gains (losses),
          net of tax [2]                                        -       -       -       -         -         -
      -------------------------------------------------------------------------------------------------------
                OPERATING INCOME                                8       7       4       4        23        23

      Less: tax related items                                   -       -       -       -         -         -
      -------------------------------------------------------------------------------------------------------
                OPERATING INCOME, BEFORE TAX RELATED ITEMS  $   8   $   7   $   4   $   4   $    23   $    23
      -------------------------------------------------------------------------------------------------------

[1] Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of product liabilities.

                                     L - 4b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                     YEAR ENDED
                                                                                                     DECEMBER 31,
                                                            1Q        2Q       3Q         4Q     --------------------
                                                           2003      2003     2003       2003       2002       2003
                                                         --------  --------  --------  --------  ---------  ---------
SALES
      INDIVIDUAL ANNUITY
          Broker-dealer                                  $  2,521  $  3,003  $  2,853  $  2,824  $   7,734  $  11,201
          Banks                                               980     1,305     1,464     1,530      3,902      5,279
          -----------------------------------------------------------------------------------------------------------
               TOTAL SALES BY DISTRIBUTION               $  3,501  $  4,308  $  4,317  $  4,354  $  11,636  $  16,480
          -----------------------------------------------------------------------------------------------------------

          Variable                                       $  3,437  $  4,206  $  3,954  $  4,074  $  10,348  $  15,671
          Fixed MVA/other                                      64       102       363       280      1,288        809
          -----------------------------------------------------------------------------------------------------------
               TOTAL SALES BY PRODUCT                    $  3,501  $  4,308  $  4,317  $  4,354  $  11,636  $  16,480
          -----------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                $    848  $  1,151  $  1,138  $  1,634  $   4,778  $   4,771

      401(K)
          Annuity                                        $    179  $    276  $    337  $    570  $   1,001  $   1,362
          Mutual funds                                          3         -         -         -          4          3
          -----------------------------------------------------------------------------------------------------------
               TOTAL 401(K)                              $    182  $    276  $    337  $    570  $   1,005  $   1,365
          -----------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER  $     36  $     49  $     56  $     91  $      94  $     232
      ---------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
      INDIVIDUAL ANNUITY
          Variable                                       $  3,437  $  4,206  $  3,954  $  4,074  $  10,348  $  15,671
          Fixed MVA/other                                     140       191       452       365      1,445      1,148
          -----------------------------------------------------------------------------------------------------------
               TOTAL INDIVIDUAL ANNUITY                     3,577     4,397     4,406     4,439     11,793     16,819
          -----------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                     848     1,151     1,138     1,634      4,778      4,771

      401(K)
          Annuity                                             396       327       409       440      1,244      1,572
          Mutual funds                                         45        52        55        63         68        215
          -----------------------------------------------------------------------------------------------------------
               TOTAL 401(K)                                   441       379       464       503      1,312      1,787
          -----------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER        36        49        56        91         94        232
      ---------------------------------------------------------------------------------------------------------------

                    TOTAL RETAIL PRODUCTS GROUP          $  4,902  $  5,976  $  6,064  $  6,667  $  17,977  $  23,609
----------------------------------------------------------------------------------------------------------------------

                                     L - 5a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                     YEAR ENDED
                                                                                                    DECEMBER 31,
                                                            1Q        2Q        3Q       4Q      ------------------
                                                           2002      2002      2002     2002       2001      2002
                                                         --------  --------  --------  --------  --------  --------
SALES
      INDIVIDUAL ANNUITY
          Broker-dealer                                  $  1,726  $  1,761  $  1,703  $  2,544  $  6,643  $  7,734
          Banks                                             1,047       979       846     1,030     3,342     3,902
          ---------------------------------------------------------------------------------------------------------
               TOTAL SALES BY DISTRIBUTION               $  2,773  $  2,740  $  2,549  $  3,574  $  9,985  $ 11,636
          ---------------------------------------------------------------------------------------------------------

          Variable                                       $  2,164  $  2,308  $  2,397  $  3,479  $  8,980  $ 10,348
          Fixed MVA/other                                     609       432       152        95     1,005     1,288
          ---------------------------------------------------------------------------------------------------------
               TOTAL SALES BY PRODUCT                    $  2,773  $  2,740  $  2,549  $  3,574  $  9,985  $ 11,636
          ---------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                $  1,589  $  1,412  $    945  $    832  $  5,576  $  4,778

      401(K)
          Annuity                                        $    144  $    277  $    234  $    346  $    801  $  1,001
          Mutual funds                                          -         1         2         1        48         4
          ---------------------------------------------------------------------------------------------------------
               TOTAL 401(K)                              $    144  $    278  $    236  $    347  $    849  $  1,005
          ---------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER  $      6  $     31  $     27  $     30  $      -  $     94
      -------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
      INDIVIDUAL ANNUITY
          Variable                                       $  2,164  $  2,308  $  2,397  $  3,479  $  8,980  $ 10,348
          Fixed MVA/other                                     642       467       186       150     1,134     1,445
          ---------------------------------------------------------------------------------------------------------
               TOTAL INDIVIDUAL ANNUITY                     2,806     2,775     2,583     3,629    10,114    11,793
          ---------------------------------------------------------------------------------------------------------

      RETAIL MUTUAL FUNDS                                   1,589     1,412       945       832     5,576     4,778

      401(K)
          Annuity                                             367       257       325       295       853     1,244
          Mutual funds                                         23        36         4         5        39        68
          ---------------------------------------------------------------------------------------------------------
               TOTAL 401(K)                                   390       293       329       300       892     1,312
          ---------------------------------------------------------------------------------------------------------

      529 COLLEGE SAVINGS PLAN/SPECIALTY PRODUCTS/OTHER         6        31        27        30         -        94
      -------------------------------------------------------------------------------------------------------------

                    TOTAL RETAIL PRODUCTS GROUP          $  4,791  $  4,511  $  3,884  $  4,791  $ 16,582  $ 17,977
-------------------------------------------------------------------------------------------------------------------

                                     L - 5b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                            1Q          2Q          3Q          4Q
                                                                           2003        2003        2003        2003
                                                                         ---------   ---------   ---------   ---------
INDIVIDUAL ANNUITY
              General account                                            $   9,523   $   9,899   $   9,796   $   9,351
              Guaranteed separate account                                    9,747       9,685       9,996      10,239
              Non-guaranteed separate account                               55,379      64,751      68,719      78,126
              --------------------------------------------------------------------------------------------------------
                TOTAL INDIVIDUAL ANNUITY                                 $  74,649   $  84,335   $  88,511   $  97,716
----------------------------------------------------------------------------------------------------------------------

401(K)
              General account                                            $   1,000   $   1,006   $   1,027   $   1,024
              Non-guaranteed separate account                                2,212       2,694       3,017       3,582
              --------------------------------------------------------------------------------------------------------
                TOTAL 401(K)                                             $   3,212   $   3,700   $   4,044   $   4,606
----------------------------------------------------------------------------------------------------------------------

TOTAL RETAIL PRODUCTS GROUP
              General account                                            $  10,523   $  10,905   $  10,823   $  10,375
              Guaranteed separate account                                    9,747       9,685       9,996      10,239
              Non-guaranteed separate account                               57,591      67,445      71,736      81,708
              --------------------------------------------------------------------------------------------------------
                TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                $  77,861   $  88,035   $  92,555   $ 102,322
----------------------------------------------------------------------------------------------------------------------

BY PRODUCT
              INDIVIDUAL ANNUITY
                Individual Variable Annuities
                   General account                                       $   8,620   $   8,959   $   8,816   $   8,345
                   Separate account                                         55,427      64,789      68,756      78,156
----------------------------------------------------------------------------------------------------------------------
                   Total individual variable annuities                      64,047      73,748      77,572      86,501

                Fixed MVA & other individual annuities                      10,602      10,587      10,939      11,215
                ------------------------------------------------------------------------------------------------------
                   TOTAL INDIVIDUAL ANNUITY                                 74,649      84,335      88,511      97,716
                ------------------------------------------------------------------------------------------------------

              401(K) - ANNUITY                                               3,212       3,700       4,044       4,606

                   TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                77,861      88,035      92,555     102,322

              SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                       7          20          30          48

              MUTUAL FUND ASSETS
                Retail mutual fund assets                                   13,742      16,290      17,208      20,301
                401(K) mutual fund assets                                      394         471         502         585
                Specialty Product/Other mutual fund assets                      84         104         122         109
                529 College Savings Plan assets                                108         147         177         259
              --------------------------------------------------------------------------------------------------------
                   TOTAL MUTUAL FUND ASSETS                                 14,328      17,012      18,009      21,254
              --------------------------------------------------------------------------------------------------------

                   TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER MANAGEMENT   $  92,196   $ 105,067   $ 110,594   $ 123,624
----------------------------------------------------------------------------------------------------------------------

                                     L - 6a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                            1Q          2Q          3Q         4Q      December 31,
                                                                           2002        2002        2002       2002         2001
                                                                         ---------   ---------   ---------  ---------  ------------
INDIVIDUAL ANNUITY
              General account                                            $   5,463   $   5,985   $   7,569  $   8,583  $      5,283
              Guaranteed separate account                                    9,219       9,562       9,684      9,721         8,725
              Non-guaranteed separate account                               70,442      62,578      52,878     56,604        70,145
              ---------------------------------------------------------------------------------------------------------------------
                TOTAL INDIVIDUAL ANNUITY                                 $  85,124   $  78,125   $  70,131  $  74,908  $     84,153
-----------------------------------------------------------------------------------------------------------------------------------

401(K)
              General account                                            $     902   $     918   $     971  $     942  $        879
              Non-guaranteed separate account                                1,898       1,833       1,788      2,030         1,639
              ---------------------------------------------------------------------------------------------------------------------
                TOTAL 401(K)                                             $   2,800   $   2,751   $   2,759  $   2,972  $      2,518
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETAIL PRODUCTS GROUP
              General account                                            $   6,365   $   6,903   $   8,540  $   9,525  $      6,162
              Guaranteed separate account                                    9,219       9,562       9,684      9,721         8,725
              Non-guaranteed separate account                               72,340      64,411      54,666     58,634        71,784
              ---------------------------------------------------------------------------------------------------------------------
                TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                $  87,924   $  80,876   $  72,890  $  77,880  $     86,671
-----------------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
              INDIVIDUAL ANNUITY
                Individual Variable Annuities
                   General account                                       $   4,608   $   5,127   $   6,704  $   7,702  $      4,430
                   Separate account                                         70,436      62,585      52,914     56,641        70,151
                   ----------------------------------------------------------------------------------------------------------------
                   Total individual variable annuities                      75,044      67,712      59,618     64,343        74,581

                Fixed MVA & other individual annuities                      10,080      10,413      10,513     10,565         9,572
                -------------------------------------------------------------------------------------------------------------------
                   TOTAL INDIVIDUAL ANNUITY                                 85,124      78,125      70,131     74,908        84,153
                -------------------------------------------------------------------------------------------------------------------

              401(K) - ANNUITY                                               2,800       2,751       2,759      2,972         2,518

                   TOTAL RETAIL PRODUCTS GROUP ACCOUNT VALUE                87,924      80,876      72,890     77,880        86,671

              MUTUAL FUND ASSETS
                Retail mutual fund assets                                   16,308      14,922      12,967     14,079        15,471
                401(K) mutual fund assets                                      433         416         361        393            69
                529 College Savings Plan assets                                  6          34          53         87             -
                -------------------------------------------------------------------------------------------------------------------
                   TOTAL MUTUAL FUND ASSETS                                 16,747      15,372      13,381     14,559        15,540
                -------------------------------------------------------------------------------------------------------------------

                   TOTAL RETAIL PRODUCTS GROUP ASSETS UNDER MANAGEMENT   $ 104,671   $  96,248   $  86,271  $  92,439  $    102,211
-----------------------------------------------------------------------------------------------------------------------------------

                                     L - 6b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
     SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

                                                                                     1Q          2Q          3Q        4Q
                                                                                    2003        2003        2003      2003
                                                                                  --------    --------    --------  --------
VARIABLE ANNUITIES                                     BEGINNING BALANCE          $ 64,343    $ 64,047    $ 73,748  $ 77,572
                          Sales/premiums/other deposits                              3,437       4,206       3,954     4,074
                          Surrenders                                                (1,800)     (1,467)     (1,427)   (2,163)
                          Death benefits/annuitizations/other                         (307)       (297)       (270)     (278)
                          Net exchanges                                                  8          23          11         5
                          --------------------------------------------------------------------------------------------------
                               Net Flows                                             1,338       2,465       2,268     1,638
                          Change in market value/change in
                             reserve/interest credited                              (1,634)      7,236       1,556     7,291
                          --------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE          $ 64,047    $ 73,748    $ 77,572  $ 86,501
----------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                    BEGINNING BALANCE          $ 10,565    $ 10,602    $ 10,587  $ 10,939
                          Sales/premiums/other deposits                                140         191         452       365
                          Surrenders                                                  (152)       (239)       (149)     (159)
                          Death benefits/annuitizations/other                          (99)       (113)        (98)      (93)
                          Net exchanges                                                 (7)        (21)        (11)       (4)
                          --------------------------------------------------------------------------------------------------
                               Net Flows                                              (118)       (182)        194       109
                          Change in market value/change in
                             reserve/interest credited                                 155         167         158       167
                          --------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE          $ 10,602    $ 10,587    $ 10,939  $ 11,215
----------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                               BEGINNING BALANCE          $ 74,908    $ 74,649    $ 84,335  $ 88,511
                          Sales/premiums/other deposits                              3,577       4,397       4,406     4,439
                          Surrenders                                                (1,952)     (1,706)     (1,576)   (2,322)
                          Death benefits/annuitizations/other                         (406)       (410)       (368)     (371)
                          Net exchanges                                                  1           2           -         1
                          --------------------------------------------------------------------------------------------------
                               Net Flows                                             1,220       2,283       2,462     1,747
                          Change in market value/change in
                             reserve/interest credited                              (1,479)      7,403       1,714     7,458
                          --------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE          $ 74,649    $ 84,335    $ 88,511  $ 97,716
----------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                     L - 7a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
     SUPPLEMENTAL DATA - INDIVIDUAL ANNUITY - ACCOUNT VALUE ROLLFORWARD [1]

                                                                                                                        YEAR ENDED
                                                                              1Q         2Q         3Q          4Q      DECEMBER 31,
                                                                             2002       2002       2002        2002        2001
                                                                           --------   --------   --------    --------   -----------
VARIABLE ANNUITIES                                     BEGINNING BALANCE   $ 74,581   $ 75,044   $ 67,712    $ 59,618    $   78,174
                          Sales/premiums/other deposits                       2,164      2,308      2,397       3,479         8,980
                          Acquisitions                                            -          -          -           -         4,123
                          Surrenders                                         (1,522)    (1,773)    (1,957)     (1,859)       (6,583)
                          Death benefits/annuitizations/other                  (295)      (292)      (265)       (249)       (1,236)
                          Net exchanges                                          (5)       (11)        (4)         11           110
                          ---------------------------------------------------------------------------------------------------------
                               Net Flows                                        342        232        171       1,382         5,394
                          Change in market value/change in
                             reserve/interest credited                          121     (7,564)    (8,265)      3,343        (8,987)
                          ---------------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE   $ 75,044   $ 67,712   $ 59,618    $ 64,343    $   74,581
-----------------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                    BEGINNING BALANCE   $  9,572   $ 10,080   $ 10,413    $ 10,513    $    9,059
                          Sales/premiums/other deposits                         642        467        186         150         1,134
                          Acquisitions                                            -          -          -           -           323
                          Surrenders                                           (196)      (188)      (142)       (163)       (1,097)
                          Death benefits/annuitizations/other                   (95)       (99)       (95)        (92)         (340)
                          Net exchanges                                           8         14          9         (10)          (63)
                          ---------------------------------------------------------------------------------------------------------
                               Net Flows                                        359        194        (42)       (115)          (43)
                          Change in market value/change in
                             reserve/interest credited                          149        139        142         167           556
                          ---------------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE   $ 10,080   $ 10,413   $ 10,513    $ 10,565    $    9,572
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                               BEGINNING BALANCE   $ 84,153   $ 85,124   $ 78,125    $ 70,131    $   87,233
                          Sales/premiums/other deposits                       2,806      2,775      2,583       3,629        10,114
                          Acquisitions                                            -          -          -           -         4,446
                          Surrenders                                         (1,718)    (1,961)    (2,099)     (2,022)       (7,680)
                          Death benefits/annuitizations/other                  (390)      (391)      (360)       (341)       (1,576)
                          Net exchanges                                           3          3          5           1            47
                          ---------------------------------------------------------------------------------------------------------
                               Net Flows                                        701        426        129       1,267         5,351
                          Change in market value/change in
                             reserve/interest credited                          270     (7,425)    (8,123)      3,510        (8,431)
                          ---------------------------------------------------------------------------------------------------------
                                                          ENDING BALANCE   $ 85,124   $ 78,125   $ 70,131    $ 74,908    $   84,153
-----------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                     L - 7b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
        SUPPLEMENTAL DATA - OTHER RETAIL - ACCOUNT VALUE ROLLFORWARD [1]

                                                                                    1Q           2Q          3Q        4Q
                                                                                   2003         2003        2003      2003
                                                                                  -------      -------     -------   -------
401(K)                         ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                BEGINNING BALANCE     $ 2,972      $ 3,212     $ 3,700   $ 4,044
                               Sales/premiums/other deposits                          396          327         409       440
                               Surrenders                                            (100)        (107)       (138)     (205)
                               Death benefits/annuitizations/other                    (10)          (9)         (8)       (1)
                               ---------------------------------------------------------------------------------------------
                                    Net Flows                                         286          211         263       234
                               Change in market value/change in
                                  reserve/interest credited                           (46)         277          81       328
                               ---------------------------------------------------------------------------------------------
                                                               ENDING BALANCE     $ 3,212      $ 3,700     $ 4,044   $ 4,606
----------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS            ASSET ROLLFORWARD
                                                            BEGINNING BALANCE     $14,079      $13,742    $ 16,290   $17,208
                               Sales                                                  848        1,151       1,138     1,634
                               Redemptions                                           (716)        (615)       (654)     (631)
                               ---------------------------------------------------------------------------------------------
                                    Net Sales                                         132          536         484     1,003
                               Change in market value                                (458)       2,028         462     2,110
                               Other                                                  (11)         (16)        (28)      (20)
                               ---------------------------------------------------------------------------------------------
                                                               ENDING BALANCE     $13,742      $16,290     $17,208   $20,301
----------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                     L - 8a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                              RETAIL PRODUCTS GROUP
        SUPPLEMENTAL DATA - OTHER RETAIL - ACCOUNT VALUE ROLLFORWARD [1]

                                                                                                                       YEAR ENDED
                                                                                 1Q       2Q        3Q         4Q     DECEMBER 31,
                                                                                2002     2002      2002       2002        2001
                                                                               -------  -------   -------   --------  ------------
401(K)                        ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                               BEGINNING BALANCE   $ 2,518  $ 2,800   $ 2,751   $  2,759     $ 2,236
                              Sales/premiums/other deposits                        367      257       325        295         853
                              Surrenders                                           (94)    (124)      (80)      (174)       (390)
                              Death benefits/annuitizations/other                  (12)     (13)      (11)       (15)        (51)
                              --------------------------------------------------------------------------------------------------
                                   Net Flows                                       261      120       234        106         412
                              Change in market value/change in
                                 reserve/interest credited                          21     (169)     (226)       107        (130)
                              --------------------------------------------------------------------------------------------------
                                                              ENDING BALANCE   $ 2,800  $ 2,751   $ 2,759   $  2,972     $ 2,518
--------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS           ASSET ROLLFORWARD
                                                           BEGINNING BALANCE   $15,471  $16,308   $14,922   $ 12,967     $ 9,962
                              Sales                                              1,589    1,412       945        832       5,576
                              Redemptions                                         (586)    (727)     (809)      (705)     (1,876)
                              --------------------------------------------------------------------------------------------------
                                   Net Sales                                     1,003      685       136        127       3,700
                              Acquisitions                                           -        -         -          -       3,001
                              Change in market value                               (55)  (2,049)   (2,074)       946      (1,064)
                              Other                                               (111)     (22)      (17)        39        (128)
                              --------------------------------------------------------------------------------------------------
                                                              ENDING BALANCE   $16,308  $14,922   $12,967   $ 14,079     $15,471
--------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                    L - 8b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                                INCOME STATEMENTS

                                                                                                                   YEAR ENDED
                                                                                                                   DECEMBER 31,
                                                                               1Q       2Q       3Q       4Q     ---------------
                                                                              2003     2003     2003     2003     2002     2003
                                                                             ------   ------   ------   ------   ------   ------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity and life fees                                         $   19   $   22   $   22   $   25   $   84   $   88
      Cost of insurance charges                                                  53       53       51       50      236      207
      Other fees                                                                  3        1        -        -       25        4
      --------------------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                                      75       76       73       75      345      299
      Net guaranteed separate account income                                      2        3        2        2       11        9
      Direct premiums                                                           100      142      403      150      422      795
      Reinsurance premiums                                                        -        -        -        -       (1)       -
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS                         177      221      478      227      777    1,103
    NET INVESTMENT INCOME
      Net investment income on G/A assets                                       238      236      245      247      955      966
      Net investment income on assigned capital                                   6        7        6        7       24       26
      Charge for invested capital                                                 -        1        1        1       (2)       3
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                                     244      244      252      255      977      995
    Net realized capital gains (losses) [1]                                       1        5        3        3        3       12
    ----------------------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                                  422      470      733      485    1,757    2,110
BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Death benefits                                                             53       37       39       38      208      167
      Other contract benefits                                                    75       76       74       66      299      291
      Change in reserve                                                          71      118      387      148      315      724
      Sales inducements                                                           -        -        1        -        -        1
      Interest credited on G/A assets                                           136      143      144      143      547      566
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                                       335      374      645      395    1,369    1,749
    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                                         10       11       10       13       44       44
      Operating expenses                                                         25       28       29       31      106      113
      Dividends to policyholders                                                 14       25       14        7       62       60
      Premium taxes and other expenses [3]                                        2        -       62       (2)      41       62
      --------------------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                                   51       64      115       49      253      279
      Deferred policy acquisition costs                                         (15)     (16)     (17)     (19)     (29)     (67)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                                    36       48       98       30      224      212
      Amortization of deferred policy acquisition costs                           6        7        6       15        8       34
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                                     377      429      749      440    1,601    1,995
           Income before income tax expense                                      45       41      (16)      45      156      115
      Income tax expense (benefit)                                               14       12       (8)      14       48       32
      --------------------------------------------------------------------------------------------------------------------------
                NET INCOME                                                       31       29       (8)      31      108       83
      Less: non operating net realized gains (losses), net of tax [2]             -        -        -        -        -        -
      --------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME                                                 31       29       (8)      31      108       83
      Less: Bancorp litigation                                                    -        -      (40)       -      (11)     (40)
      Less: tax related items                                                     -        1        -        -        -        1
      --------------------------------------------------------------------------------------------------------------------------
                          OPERATING INCOME, BEFORE BANCORP
                          LITIGATION AND TAX RELATED ITEMS                   $   31   $   28   $   32   $   31   $  119   $  122
      --------------------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of product liabilities.

[3] The third quarter ended September 30, 2003 and year ended December 31, 2002 includes an expense related to the Bancorp litigation dispute of $62 and $17, respectively.

                                    L - 9a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                                INCOME STATEMENTS

                                                                                                                   YEAR ENDED
                                                                                                                  DECEMBER 31,
                                                                               1Q       2Q       3Q       4Q     ---------------
                                                                              2002     2002     2002     2002     2001     2002
                                                                             ------   ------   ------   ------   ------   ------
REVENUES
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity and life fees                                         $   21   $   22   $   21   $   20   $   86   $   84
      Cost of insurance charges                                                  60       54       61       61      291      236
      Other fees                                                                 12        7        4        2       30       25
      --------------------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                                      93       83       86       83      407      345
      Net guaranteed separate account income                                      2        3        3        3       12       11
      Direct premiums                                                           140       86       98       98      840      422
      Reinsurance premiums                                                        -        -       (1)       -      (48)      (1)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS                         235      172      186      184    1,211      777
    NET INVESTMENT INCOME
      Net investment income on G/A assets                                       240      236      239      240      937      955
      Net investment income on assigned capital                                   6        6        6        6       22       24
      Charge for invested capital                                                (1)      (1)       -        -       (3)      (2)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                                     245      241      245      246      956      977
    Net realized capital gains (losses) [1]                                       -        1        -        2        -        3
    ----------------------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                                  480      414      431      432    2,167    1,757
BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Death benefits                                                             53       53       48       54      246      208
      Other contract benefits                                                    72       80       74       73      253      299
      Change in reserve                                                         122       46       88       59      699      315
      Sales inducements                                                           -        -        -        -        1        -
      Interest credited on G/A assets                                           135      139      135      138      593      547
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                                       382      318      345      324    1,792    1,369
    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                                         14        8       11       11       46       44
      Operating expenses                                                         26       26       27       27      120      106
      Dividends to policyholders                                                  5       15        7       35       66       62
      Premium taxes and other expenses [3]                                       29        7        3        2       29       41
      --------------------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                                   74       56       48       75      261      253
      Deferred policy acquisition costs                                          (6)      (7)      (9)      (7)     (35)     (29)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                                    68       49       39       68      226      224
      Amortization of deferred policy acquisition costs                           2        2        3        1        6        8
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                                     452      369      387      393    2,024    1,601
           Income before income tax expense                                      28       45       44       39      143      156
      Income tax expense (benefit)                                                9       13       14       12       44       48
      --------------------------------------------------------------------------------------------------------------------------
                NET INCOME                                                       19       32       30       27       99      108
      Less: non operating net realized gains (losses), net of tax [2]             -        -        -        -        -        -
      --------------------------------------------------------------------------------------------------------------------------
                OPERATING INCOME                                                 19       32       30       27       99      108
      Less: September 11, 2001                                                    -        -        -        -       (2)       -
      Less: Bancorp litigation                                                  (11)       -        -        -        -      (11)
      --------------------------------------------------------------------------------------------------------------------------
                          OPERATING INCOME, BEFORE SEPTEMBER 11, 2001,
                          BANCORP LITIGATION AND TAX RELATED ITEMS           $   30   $   32   $   30   $   27   $  101   $  119
      --------------------------------------------------------------------------------------------------------------------------

[1]  Includes periodic net coupon settlements on non-qualifying derivatives.

[2] Net gains (losses) on derivatives used as economic hedges of product liabilities

[3] The first quarter ended March 31, 2002 includes a $17 expense related to the Bancorp litigation dispute.

                                    L - 9b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                        YEAR ENDED
                                                                                                       DECEMBER 31,
                                                               1Q        2Q        3Q        4Q     ------------------
                                                              2003      2003      2003      2003      2002       2003
                                                             ---------------------------------------------------------
SALES
  INSTITUTIONAL
     Structured settlements                                  $ 144    $   180   $   172   $   219   $   516    $   715
     Institutional annuities                                     9         52       308        59       144        428
     Mutual funds                                               16         47        55       221        47        339
     GIC/Funding agreements                                    164        809       351       562     1,282      1,886
     -----------------------------------------------------------------------------------------------------------------
          TOTAL INSTITUTIONAL                                $ 333    $ 1,088   $   886   $ 1,061   $ 1,989    $ 3,368
     -----------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
     Annuity                                                  $ 77    $   104   $   345   $   102   $   338    $   628
     Mutual funds                                                8          8         9         8         -         33
     -----------------------------------------------------------------------------------------------------------------
          TOTAL GOVERNMENTAL                                  $ 85    $   112   $   354   $   110   $   338    $   661
     -----------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
     Corporate owned                                          $ 80    $    15   $    12   $    89   $ 1,280    $   196
     High net worth                                              -        108         4        15         1        127
     -----------------------------------------------------------------------------------------------------------------
          TOTAL PRIVATE PLACEMENT LIFE INSURANCE              $ 80    $   123   $    16   $   104   $ 1,281    $   323
     -----------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
  INSTITUTIONAL
     Structured settlements                                  $ 155    $   142   $   161   $   151   $   498    $   609
     Institutional annuities                                     9         53       304        64       144        430
     Mutual funds                                               16         47        55       221        47        339
     GIC/Funding agreements                                    165        623       327       466     1,028      1,581
     Other                                                       3        308         7         6        19        324
     -----------------------------------------------------------------------------------------------------------------
          TOTAL INSTITUTIONAL                                  348      1,173       854       908     1,736      3,283
     -----------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
     Annuity                                                   234        274       520       297     1,005      1,325
     Mutual funds                                                8          8         9         8        45         33
     -----------------------------------------------------------------------------------------------------------------
          TOTAL GOVERNMENTAL                                   242        282       529       305     1,050      1,358
     -----------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
     Corporate owned                                            87          2        55        89     1,243        233
     High net worth                                              -        108         4        15         1        127
     -----------------------------------------------------------------------------------------------------------------
          TOTAL PRIVATE PLACEMENT LIFE INSURANCE                87        110        59       104     1,244        360
     -----------------------------------------------------------------------------------------------------------------

               TOTAL INSTITUTIONAL SOLUTIONS GROUP           $ 677    $ 1,565   $ 1,442   $ 1,317   $ 4,030    $ 5,001
----------------------------------------------------------------------------------------------------------------------

                                     L - 10a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                    SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                       YEAR ENDED
                                                                                                       DECEMBER 31,
                                                               1Q        2Q        3Q       4Q      ------------------
                                                              2002      2002      2002     2002      2001       2002
                                                             ---------------------------------------------------------
SALES
  INSTITUTIONAL
     Structured settlements                                  $   88   $   132   $   113   $   183   $   554    $   516
     Institutional annuities                                     47        15        43        39       444        144
     Mutual funds                                                11        13        12        11       153         47
     GIC/Funding agreements                                     245       524       347       166     1,619      1,282
     -----------------------------------------------------------------------------------------------------------------
          TOTAL INSTITUTIONAL                                $  391   $   684   $   515   $   399   $ 2,770    $ 1,989
     -----------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
     Annuity                                                 $   53   $    69   $   165   $    51   $   770    $   338
     -----------------------------------------------------------------------------------------------------------------
          TOTAL GOVERNMENTAL                                 $   53   $    69   $   165   $    51   $   770    $   338
     -----------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
     Corporate owned                                         $  612   $   333   $   260   $    75   $ 1,535    $ 1,280
     High net worth                                               -         -         -         1         1          1
     -----------------------------------------------------------------------------------------------------------------
          TOTAL PRIVATE PLACEMENT LIFE INSURANCE             $  612   $   333   $   260   $    76   $ 1,536    $ 1,281
     -----------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
  INSTITUTIONAL
     Structured settlements                                  $  143   $   116   $   106   $   133   $   525    $   498
     Institutional annuities                                     43        19        44        38       436        144
     Mutual funds                                                11        13        12        11       153         47
     GIC/Funding agreements                                     148       523       300        57     1,067      1,028
     Other                                                        2         5         5         7       112         19
     -----------------------------------------------------------------------------------------------------------------
          TOTAL INSTITUTIONAL                                   347       676       467       246     2,293      1,736
     -----------------------------------------------------------------------------------------------------------------

  GOVERNMENTAL
     Annuity                                                    199       246       369       191     1,343      1,005
     Mutual funds                                                 -         -        43         2         -         45
     -----------------------------------------------------------------------------------------------------------------
          TOTAL GOVERNMENTAL                                    199       246       412       193     1,343      1,050
     -----------------------------------------------------------------------------------------------------------------

  PRIVATE PLACEMENT LIFE INSURANCE
     Corporate owned                                            589       314       265        75     1,499      1,243
     High net worth                                               -         -         -         1         1          1
     -----------------------------------------------------------------------------------------------------------------
          TOTAL PRIVATE PLACEMENT LIFE INSURANCE                589       314       265        76     1,500      1,244
     -----------------------------------------------------------------------------------------------------------------

               TOTAL INSTITUTIONAL SOLUTIONS GROUP           $1,135   $ 1,236   $ 1,144   $   515   $ 5,136    $ 4,030
----------------------------------------------------------------------------------------------------------------------

                                     L - 10b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                                   1Q        2Q        3Q         4Q
                                                                                  2003      2003      2003       2003
                                                                                --------  --------  --------   --------
INSTITUTIONAL
          General account                                                       $  7,793  $  8,578  $  9,270   $  9,912
          Guaranteed separate account                                                407       401       367        343
          Non-guaranteed separate account                                          1,763     2,245     2,265      2,405
          -------------------------------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL                                                $  9,963  $ 11,224  $ 11,902   $ 12,660
-----------------------------------------------------------------------------------------------------------------------

GOVERNMENTAL
          General account                                                       $  3,557  $  3,594  $  3,787   $  3,819
          Non-guaranteed separate account                                          3,642     4,217     4,532      5,146
          -------------------------------------------------------------------------------------------------------------
             TOTAL GOVERNMENTAL                                                 $  7,199  $  7,811  $  8,319   $  8,965
-----------------------------------------------------------------------------------------------------------------------

PRIVATE PLACEMENT LIFE INSURANCE
          General account                                                       $  2,860  $  2,835  $  2,448   $  2,403
          Non-guaranteed separate account                                         20,162    20,628    20,711     21,114
          -------------------------------------------------------------------------------------------------------------
             TOTAL PRIVATE PLACEMENT LIFE INSURANCE                             $ 23,022  $ 23,463  $ 23,159   $ 23,517
-----------------------------------------------------------------------------------------------------------------------

TOTAL INSTITUTIONAL SOLUTIONS GROUP
          General account                                                       $ 14,210  $ 15,007  $ 15,505   $ 16,134
          Guaranteed separate account                                                407       401       367        343
          Non-guaranteed separate account                                         25,567    27,090    27,508     28,665
          -------------------------------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE                  $ 40,184  $ 42,498  $ 43,380   $ 45,142
-----------------------------------------------------------------------------------------------------------------------

BY PRODUCT
          INSTITUTIONAL
             Structured settlements                                             $  2,838  $  2,979  $  3,140   $  3,285
             Institutional annuities                                               1,975     2,047     2,333      2,395
             GIC/Funding agreements                                                3,469     4,047     4,261      4,677
             Other                                                                 1,681     2,151     2,168      2,303
             ----------------------------------------------------------------------------------------------------------
                  TOTAL INSTITUTIONAL                                              9,963    11,224    11,902     12,660
             ----------------------------------------------------------------------------------------------------------

          GOVERNMENTAL - ANNUITY                                                   7,199     7,811     8,319      8,965

          PRIVATE PLACEMENT LIFE INSURANCE
             Variable                                                             19,863    20,326    20,557     20,993
             Leveraged                                                             3,159     3,137     2,602      2,524
             ----------------------------------------------------------------------------------------------------------
                  TOTAL PRIVATE PLACEMENT LIFE INSURANCE                          23,022    23,463    23,159     23,517
             ----------------------------------------------------------------------------------------------------------

                  TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE               40,184    42,498    43,380     45,142

          MUTUAL FUND ASSETS
             Institutional mutual fund assets                                        108       166       196        438
             Governmental mutual fund assets                                         609       684       695        770
             ----------------------------------------------------------------------------------------------------------
                  TOTAL MUTUAL FUND ASSETS                                           717       850       891      1,208
             ----------------------------------------------------------------------------------------------------------

                  TOTAL INSTITUTIONAL SOLUTIONS GROUP ASSETS UNDER MANAGEMENT   $ 40,901  $ 43,348  $ 44,271   $ 46,350
-----------------------------------------------------------------------------------------------------------------------

                                     L - 11a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
                   SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT

                                                                                   1Q        2Q        3Q        4Q     DECEMBER 31,
                                                                                  2002      2002      2002      2002        2001
                                                                                --------  --------  --------  --------  ------------
INSTITUTIONAL
             General account                                                    $  6,823  $  7,084  $  7,504  $  7,496     $ 6,507
             Guaranteed separate account                                             403       408       429       417         420
             Non-guaranteed separate account                                       2,123     1,970     1,786     1,825       2,142
             -----------------------------------------------------------------------------------------------------------------------
                TOTAL INSTITUTIONAL                                             $  9,349  $  9,462  $  9,719  $  9,738     $ 9,069
------------------------------------------------------------------------------------------------------------------------------------

GOVERNMENTAL
             General account                                                    $  3,159  $  3,231  $  3,431  $  3,475     $ 3,175
             Non-guaranteed separate account                                       4,586     4,067     3,459     3,736       4,560
             -----------------------------------------------------------------------------------------------------------------------
                TOTAL GOVERNMENTAL                                              $  7,745  $  7,298  $  6,890  $  7,211     $ 7,735
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE PLACEMENT LIFE INSURANCE
             General account                                                    $  3,742  $  3,609  $  3,211  $  2,950     $ 3,749
             Non-guaranteed separate account                                      19,315    19,586    19,688    20,045      18,585
             -----------------------------------------------------------------------------------------------------------------------
                TOTAL PRIVATE PLACEMENT LIFE INSURANCE                          $ 23,057  $ 23,195  $ 22,899  $ 22,995     $22,334
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INSTITUTIONAL SOLUTIONS GROUP
             General account                                                    $ 13,724  $ 13,924  $ 14,146  $ 13,921     $13,431
             Guaranteed separate account                                             403       408       429       417         420
             Non-guaranteed separate account                                      26,024    25,623    24,933    25,606      25,287
             -----------------------------------------------------------------------------------------------------------------------
                TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE               $ 40,151  $ 39,955  $ 39,508  $ 39,944     $39,138
------------------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
             INSTITUTIONAL
                Structured settlements                                          $  2,379  $  2,485  $  2,588  $  2,686     $ 2,242
                Institutional annuities                                            1,900     1,899     1,944     1,978       1,879
                GIC/Funding agreements                                             3,066     3,209     3,485     3,333       2,925
                Other                                                              2,004     1,869     1,702     1,741       2,023
                --------------------------------------------------------------------------------------------------------------------
                   TOTAL INSTITUTIONAL                                             9,349     9,462     9,719     9,738       9,069
                --------------------------------------------------------------------------------------------------------------------

             GOVERNMENTAL - ANNUITY                                                7,745     7,298     6,890     7,211       7,735

             PRIVATE PLACEMENT LIFE INSURANCE
                Variable                                                          18,764    19,076    19,298    19,674      18,019
                Leveraged                                                          4,293     4,119     3,601     3,321       4,315
                --------------------------------------------------------------------------------------------------------------------
                   TOTAL PRIVATE PLACEMENT LIFE INSURANCE                         23,057    23,195    22,899    22,995      22,334
                --------------------------------------------------------------------------------------------------------------------

                   TOTAL INSTITUTIONAL SOLUTIONS GROUP ACCOUNT VALUE              40,151    39,955    39,508    39,944      39,138

             MUTUAL FUND ASSETS
                Institutional mutual fund assets                                     124       151       107       120         436
                Governmental mutual fund assets                                      824       693       604       642         833
                --------------------------------------------------------------------------------------------------------------------
                   TOTAL MUTUAL FUND ASSETS                                          948       844       711       762       1,269
                --------------------------------------------------------------------------------------------------------------------

                   TOTAL INSTITUTIONAL SOLUTIONS GROUP ASSETS UNDER MANAGEMENT  $ 41,099  $ 40,799  $ 40,219  $ 40,706     $40,407
------------------------------------------------------------------------------------------------------------------------------------

                                     L - 11b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
           SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

                                                                                          1Q         2Q         3Q         4Q
                                                                                         2003       2003       2003       2003
                                                                                        -------   --------   --------   ---------
INSTITUTIONAL                 ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                        BEGINNING BALANCE   $ 9,738   $  9,963   $ 11,224   $ 11,902
                                 Sales/premiums/other deposits                              332      1,126        799        687
                                 Surrenders                                                 (96)      (130)      (114)      (210)
                                 Death benefits/annuitizations/other                        (93)       (88)       (90)       (82)
                                 ------------------------------------------------------------------------------------------------
                                      Net Flows                                             143        908        595        395
                                 Change in market value/change in reserve/interest
                                   credited                                                  82        353         83        363
                                 ------------------------------------------------------------------------------------------------
                                                                      ENDING BALANCE    $ 9,963   $ 11,224   $ 11,902   $ 12,660
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENTAL                  ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                         BEGINNING BALANCE  $ 7,211   $  7,199   $  7,811   $  8,319
                                 Sales/premiums/other deposits                              234        274        520        297
                                 Surrenders                                                (152)      (174)      (154)      (197)
                                 Death benefits/annuitizations/other                        (19)       (18)       (17)       (17)
                                 ------------------------------------------------------------------------------------------------
                                      Net Flows                                              63         82        349         83
                                 Change in market value/change in reserve/interest
                                   credited                                                 (75)       530        159        563
                                 ------------------------------------------------------------------------------------------------
                                                                      ENDING BALANCE    $ 7,199   $  7,811   $  8,319   $  8,965
---------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT LIFE        ACCOUNT VALUE ROLLFORWARD
INSURANCE                                                            BEGINNING BALANCE  $22,995   $ 23,022   $ 23,463   $ 23,159
                                 Initial and subsequent premiums                             87        110         59        104
                                 Surrenders                                                (189)       (33)      (571)      (106)
                                 Death benefits/annuitizations/other                       (110)      (120)       (93)       (38)
                                 ------------------------------------------------------------------------------------------------
                                      Net Flows                                            (212)       (43)      (605)       (40)
                                 Change in market value/change in reserve/interest
                                   credited                                                 239        484        301        398
                                 ------------------------------------------------------------------------------------------------
                                                                       ENDING BALANCE   $23,022   $ 23,463   $ 23,159   $ 23,517
---------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                     L - 12a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
                          INSTITUTIONAL SOLUTIONS GROUP
           SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

                                                                                                                        YEAR ENDED
                                                                                   1Q        2Q        3Q        4Q     DECEMBER 31,
                                                                                  2002      2002      2002      2002       2001
                                                                                --------  -------   -------   -------   ------------
INSTITUTIONAL                ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                  BEGINNING BALANCE $  9,069  $  9,349  $  9,462  $  9,719    $  7,704
                              Sales/premiums/other deposits                          336       663       455       235       2,140
                              Surrenders                                             (54)     (442)      (84)     (312)       (636)
                              Death benefits/annuitizations/other                    (97)     (103)      (99)      (94)       (335)
                              ------------------------------------------------------------------------------------------------------
                                   Net Flows                                         185       118       272      (171)      1,169
                              Change in market value/change in reserve/interest
                               credited                                               95        (5)      (15)      190         196
                              ------------------------------------------------------------------------------------------------------
                                                                ENDING BALANCE  $  9,349  $  9,462  $  9,719  $  9,738    $  9,069
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENTAL                 ACCOUNT VALUE ROLLFORWARD
(EXCLUDING ALL MUTUAL FUNDS)                                  BEGINNING BALANCE $  7,735  $  7,745  $  7,298  $  6,890    $  7,436
                              Sales/premiums/other deposits                          199       246       369       191       1,343
                              Surrenders                                            (173)     (177)     (245)     (106)       (454)
                              Death benefits/annuitizations/other                    (22)      (20)      (19)      (22)        (97)
                              ------------------------------------------------------------------------------------------------------
                                   Net Flows                                           4        49       105        63         792
                              Change in market value/change in reserve/interest
                               credited                                                6      (496)     (513)      258        (493)
                              ------------------------------------------------------------------------------------------------------
                                                               ENDING BALANCE   $  7,745  $  7,298  $  6,890  $  7,211    $  7,735
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE PLACEMENT LIFE        ACCOUNT VALUE ROLLFORWARD
INSURANCE                                                     BEGINNING BALANCE $ 22,334  $ 23,057  $ 23,195  $ 22,899    $ 20,915
                              Initial and subsequent premiums                        589       314       265        76       1,500
                              Surrenders                                             (45)     (194)     (565)     (299)       (818)
                              Death benefits/annuitizations/other                   (118)     (112)     (106)      (66)       (393)
                              ------------------------------------------------------------------------------------------------------
                                   Net Flows                                         426         8      (406)     (289)        289
                              Change in market value/change in reserve/interest
                               credited                                              297       130       110       385       1,130
                              ------------------------------------------------------------------------------------------------------
                                                               ENDING BALANCE   $ 23,057  $ 23,195  $ 22,899  $ 22,995    $ 22,334
------------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                     L - 12b

                               PROPERTY & CASUALTY

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              FINANCIAL HIGHLIGHTS

                                                                                                                 YEAR ENDED
                                                                          1Q       2Q        3Q        4Q        DECEMBER 31,
                                                                         2003     2003      2003      2003      2002      2003
                                                                       -------   -------   -------   -------   -------   -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
     Written premiums                                                  $ 2,447   $ 2,134   $ 2,318   $ 2,166   $ 8,584   $ 9,065
     Earned premiums                                                     2,166     2,106     2,268     2,265     8,114     8,805
     Business Insurance                                                      7        50        34        67        94       158
     Personal Lines                                                         56         8        40        26       (31)      130
     Specialty Commercial                                                    5        25       (46)       26         6        10
     ---------------------------------------------------------------------------------------------------------------------------
                   ONGOING OPERATIONS UNDERWRITING RESULTS                  68        83        28       119        69       298
     Other Operations                                                   (2,651)      (89)      (22)      (78)     (220)   (2,840)
     ---------------------------------------------------------------------------------------------------------------------------
                   TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS      $(2,583)  $    (6)  $     6   $    41   $  (151)  $(2,542)

GAAP ONGOING PROPERTY & CASUALTY UNDERWRITING RATIOS
                   LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          57.2      57.0      58.9      54.9      58.1      57.0
     ---------------------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                             12.6      11.9      11.8      12.6      11.8      12.2
     Expenses                                                             26.2      26.6      27.6      26.8      28.3      26.8
     ---------------------------------------------------------------------------------------------------------------------------
                   EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       38.8      38.5      39.4      39.4      40.2      39.1
     ---------------------------------------------------------------------------------------------------------------------------
     Policyholder dividends                                                0.5       0.5       0.4       0.2       0.8       0.4
     ---------------------------------------------------------------------------------------------------------------------------
                   COMBINED RATIO                                         96.6      96.0      98.8      94.6      99.1      96.5
--------------------------------------------------------------------------------------------------------------------------------
                           Catastrophe ratio                               2.7       4.7       3.4       1.5       1.4       3.1
--------------------------------------------------------------------------------------------------------------------------------
                   COMBINED RATIO BEFORE CATASTROPHES                     93.8      91.3      95.3      93.1      97.6      93.4
--------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY & CASUALTY INCOME
     Net income (loss)                                                 $(1,495)  $   295   $   218   $   237   $   543   $  (745)
     Operating income (loss)                                            (1,492)      160       209       225       597      (898)
     Impacts of 2003 asbestos reserve addition and severance charges    (1,701)      (27)        -         -         -    (1,728)
     Operating income before impacts of 2003 asbestos reserve
       addition and severance charges                                      209       187       209       225       597       830
--------------------------------------------------------------------------------------------------------------------------------

                                     PC-1a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              FINANCIAL HIGHLIGHTS

                                                                                                                  YEAR ENDED
                                                                         1Q        2Q        3Q        4Q        DECEMBER 31,
                                                                        2002      2002      2002      2002     2001 [1]    2002
                                                                       -------   -------   -------   -------   --------  -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
       Written premiums                                                $ 2,083   $ 2,159   $ 2,205   $ 2,137   $ 7,586   $ 8,584
       Earned premiums                                                   1,877     1,976     2,107     2,154     7,267     8,114
       Business Insurance                                                   15         7        33        39      (210)       94
       Personal Lines                                                       (8)      (20)       (9)        6       (75)      (31)
       Specialty Commercial                                                 (8)       13         7        (6)     (247)        6
    ----------------------------------------------------------------------------------------------------------------------------
                 ONGOING OPERATIONS UNDERWRITING RESULTS                    (1)        -        31        39      (532)       69
       Other Operations                                                    (44)      (56)      (46)      (74)     (507)     (220)
    ----------------------------------------------------------------------------------------------------------------------------
                 TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS        $   (45)  $   (56)  $   (15)  $   (35)  $(1,039)  $  (151)

GAAP ONGOING PROPERTY & CASUALTY UNDERWRITING RATIOS
                 LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES            57.8      59.4      58.2      57.0      65.2      58.1
    ----------------------------------------------------------------------------------------------------------------------------

       Loss adjustment expenses                                           12.2      11.9      11.3      11.9      13.4      11.8
       Expenses                                                           29.4      27.8      28.0      28.2      29.1      28.3
    ----------------------------------------------------------------------------------------------------------------------------
                 EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES         41.7      39.7      39.3      40.1      42.5      40.2
    ----------------------------------------------------------------------------------------------------------------------------
       Policyholder dividends                                              0.5       0.9       0.8       0.8       0.6       0.8
    ----------------------------------------------------------------------------------------------------------------------------
                 COMBINED RATIO                                          100.0     100.1      98.3      98.0     108.3      99.1
--------------------------------------------------------------------------------------------------------------------------------
                        Catastrophe ratio                                  1.2       2.6       1.1       0.8       8.1       1.4
--------------------------------------------------------------------------------------------------------------------------------
                 COMBINED RATIO BEFORE CATASTROPHES                       98.8      97.5      97.2      97.2     100.2      97.6
--------------------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY & CASUALTY INCOME
       Net income (loss)                                               $   147   $   109   $   128   $   159   $    (7)  $   543
       Operating income                                                    141       139       157       160        76       597
       Impacts of September 11, 2001 and restructuring charges               -         -         -         -      (430)        -
       Operating income before impacts of September 11, 2001
         and restructuring charges                                         141       139       157       160       506       597
--------------------------------------------------------------------------------------------------------------------------------

[1] Includes impact of September 11 of 5.4 in the loss ratio, 1.0 in the loss adjustment expense ratio, 0.2 in the expense ratio and 6.6 in the combined ratio.

                                     PC-1b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OPERATING RESULTS

                                                                                                                 YEAR ENDED
                                                                          1Q        2Q        3Q        4Q       DECEMBER 31,
                                                                         2003      2003      2003      2003      2002     2003
                                                                       -------   -------   -------   -------   -------   -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS

     Written premiums                                                  $ 2,447   $ 2,134   $ 2,318   $ 2,166   $ 8,584   $ 9,065
     Change in reserve                                                     281        28        50       (99)      470       260
     ---------------------------------------------------------------------------------------------------------------------------
          Earned premiums                                                2,166     2,106     2,268     2,265     8,114     8,805

     Loss and loss adjustment expenses                                   4,161     1,541     1,622     1,602     5,870     8,926
     Underwriting expenses                                                 578       562       630       617     2,338     2,387
     Dividends to policyholders                                             10         9        10         5        57        34
     ---------------------------------------------------------------------------------------------------------------------------
          UNDERWRITING RESULTS                                          (2,583)       (6)        6        41      (151)   (2,542)

     Net servicing income (loss)                                             3         3         9        (7)       15         8
     Net investment income [1]                                             281       286       297       308     1,060     1,172
     Net realized capital gains (losses) [1]                                (1)      212        19        23       (68)      253
     Other expenses                                                        (41)      (93)      (38)      (42)     (201)     (214)
     Income tax (expense) benefit                                          846      (107)      (75)      (86)     (112)      578
     ---------------------------------------------------------------------------------------------------------------------------
          NET INCOME (LOSS)                                             (1,495)      295       218       237       543      (745)

     Less: Net realized capital gains (losses), after-tax [1]                -       138        12        15       (44)      165
     Add: Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                         3         3         3         3        10        12
     ---------------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME (LOSS)                                       (1,492)      160       209       225       597      (898)

     2003 asbestos reserve addition                                     (1,701)        -         -         -         -    (1,701)
     Severance charges                                                       -       (27)        -         -         -       (27)
     ---------------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME BEFORE IMPACTS OF 2003 ASBESTOS RESERVE
               ADDITION AND SEVERANCE CHARGES                          $   209   $   187   $   209   $   225   $   597   $   830
     ---------------------------------------------------------------------------------------------------------------------------
     Total Property & Casualty effective tax rate - net income              NM      26.9%     25.1%     26.9%     17.0%       NM
     Total Property & Casualty effective tax rate - operating income        NM      18.4%     24.6%     26.3%     19.0%       NM
--------------------------------------------------------------------------------------------------------------------------------

[1] Reflects the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                      PC-2a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OPERATING RESULTS

                                                                                                                  YEAR ENDED
                                                                         1Q         2Q        3Q       4Q        DECEMBER 31,
                                                                        2002       2002      2002     2002      2001       2002
                                                                       -------   -------   -------   -------   -------   -------
GAAP TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS

     Written premiums                                                  $ 2,083   $ 2,159   $ 2,205   $ 2,137   $ 7,586   $ 8,584
     Change in reserve                                                     206       183        98       (17)      319       470
     ---------------------------------------------------------------------------------------------------------------------------
          Earned premiums                                                1,877     1,976     2,107     2,154     7,267     8,114

     Loss and loss adjustment expenses                                   1,358     1,452     1,505     1,555     6,146     5,870
     Underwriting expenses                                                 555       563       603       617     2,122     2,338
     Dividends to policyholders                                              9        17        14        17        38        57
     ---------------------------------------------------------------------------------------------------------------------------
          UNDERWRITING RESULTS                                             (45)      (56)      (15)      (35)   (1,039)     (151)

     Net servicing income                                                    2         1         4         8        22        15
     Net investment income [1]                                             251       268       257       284     1,042     1,060
     Net realized capital gains (losses) [1]                                11       (43)      (37)        1       (92)      (68)
     Other expenses                                                        (34)      (42)      (60)      (65)     (114)     (201)
     Income tax (expense) benefit                                          (38)      (19)      (21)      (34)      182      (112)
     Cumulative effect of accounting changes, after-tax                      -         -         -         -        (8)        -
     ---------------------------------------------------------------------------------------------------------------------------
          NET INCOME (LOSS)                                                147       109       128       159        (7)      543

     Less: Net realized capital gains (losses), after-tax [1]                8       (28)      (25)        1       (68)      (44)
     Add: Periodic net coupon settlements on non-qualifying
          derivatives, after-tax [1]                                         2         2         4         2         7        10
     Less: Cumulative effect of accounting changes, after-tax                -         -         -         -        (8)        -
     ---------------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME                                             $   141   $   139   $   157   $   160   $    76   $   597

     September 11, 2001                                                      -         -         -         -      (420)        -
     Restructuring charges                                                   -         -         -         -       (10)        -
     ---------------------------------------------------------------------------------------------------------------------------
          OPERATING INCOME BEFORE IMPACTS OF SEPTEMBER 11, 2001 AND
          RESTRUCTURING CHARGES                                            141       139       157       160       506       597
     ---------------------------------------------------------------------------------------------------------------------------
     Total Property & Casualty effective tax rate - net income            20.7%     15.1%     12.7%     17.9%       NM      17.0%
     Total Property & Casualty effective tax rate - operating income      20.1%     20.2%     17.9%     18.1%       NM      19.0%
--------------------------------------------------------------------------------------------------------------------------------

[1] Reflects the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

                                     PC-2b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               ONGOING OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                          YEAR ENDED
                                                            1Q         2Q         3Q         4Q           DECEMBER 31,
                                                           2003       2003       2003       2003        2002       2003
                                                         --------   --------   --------   --------    --------   --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $  2,166   $  2,227   $  2,301   $  2,147    $  7,824   $  8,841
   Change in reserve                                          159        190        115        (58)        492        406
   ----------------------------------------------------------------------------------------------------------------------
      Earned premiums                                       2,007      2,037      2,186      2,205       7,332      8,435

   Loss and loss adjustment expenses                        1,403      1,403      1,544      1,490       5,130      5,840
   Underwriting expenses                                      526        542        604        591       2,076      2,263
   Dividends to policyholders                                  10          9         10          5          57         34
   ----------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     68   $     83   $     28   $    119    $     69   $    298
-------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          57.2       57.0       58.9       54.9        58.1       57.0
   ----------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  12.6       11.9       11.8       12.6        11.8       12.2
   Expenses                                                  26.2       26.6       27.6       26.8        28.3       26.8
   ----------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       38.8       38.5       39.4       39.4        40.2       39.1
   ----------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     0.5        0.5        0.4        0.2         0.8        0.4
   ----------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                         96.6       96.0       98.8       94.6        99.1       96.5
-------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          2.7        4.7        3.4        1.5         1.4        3.1
-------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     93.8       91.3       95.3       93.1        97.6       93.4
-------------------------------------------------------------------------------------------------------------------------

                                      PC-3a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               ONGOING OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                          YEAR ENDED
                                                            1Q         2Q         3Q         4Q           DECEMBER 31,
                                                           2002       2002       2002       2002      2001 [1]      2002
                                                         --------   --------   --------   --------    --------   ---------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $  1,851    $  1,969   $  2,029   $  1,975   $  6,720    $  7,824
   Change in reserve                                          163         186        119         24        321         492
   -----------------------------------------------------------------------------------------------------------------------
      Earned premiums                                       1,688       1,783      1,910      1,951      6,399       7,332

   Loss and loss adjustment expenses                        1,184       1,270      1,330      1,346      5,032       5,130
   Underwriting expenses                                      496         496        535        549      1,861       2,076
   Dividends to policyholders                                   9          17         14         17         38          57
   -----------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     (1)   $      -   $     31   $     39   $   (532)   $     69
--------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          57.8        59.4       58.2       57.0       65.2        58.1
   -----------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  12.2        11.9       11.3       11.9       13.4        11.8
   Expenses                                                  29.4        27.8       28.0       28.2       29.1        28.3
   -----------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       41.7        39.7       39.3       40.1       42.5        40.2
   -----------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     0.5         0.9        0.8        0.8        0.6         0.8
   -----------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                        100.0       100.1       98.3       98.0      108.3        99.1
--------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          1.2         2.6        1.1        0.8        8.1         1.4
--------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     98.8        97.5       97.2       97.2      100.2        97.6
--------------------------------------------------------------------------------------------------------------------------

[1] Includes impact of September 11 of 5.4 in the loss ratio, 1.0 in the loss adjustment expense ratio, 0.2 in the expense ratio and 6.6 in the combined ratio.

                                      PC-3b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                              UNDERWRITING RESULTS

                                                                                                          YEAR ENDED
                                                            1Q         2Q         3Q         4Q           DECEMBER 31,
                                                           2003       2003       2003       2003       2002       2003
                                                         --------   --------   --------   --------   --------   --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    990   $    974   $    987   $  1,006   $  3,412   $  3,957
   Change in reserve                                          110         77         40         34        286        261
   ---------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         880        897        947        972      3,126      3,696

   Loss and loss adjustment expenses                          598        561        595        586      1,962      2,340
   Underwriting expenses                                      268        279        310        317      1,022      1,174
   Dividends to policyholders                                   7          7          8          2         48         24
   ---------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $      7   $     50   $     34   $     67   $     94   $    158
------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          55.0       49.8       50.6       48.2       50.7       50.8
   ---------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  12.9       12.8       12.4       12.0       12.0       12.5
   Expenses                                                  30.5       31.0       32.7       32.7       32.7       31.8
   ---------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       43.4       43.8       45.1       44.7       44.7       44.3
   ---------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     0.8        0.8        0.8        0.2        1.5        0.6
   ---------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                         99.2       94.4       96.4       93.1       97.0       95.7
------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          4.6        2.5        3.2        0.7        0.8        2.7
------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     94.6       91.9       93.3       92.4       96.2       93.0
------------------------------------------------------------------------------------------------------------------------

                                      PC-4a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                               BUSINESS INSURANCE
                              UNDERWRITING RESULTS

                                                                                                          YEAR ENDED
                                                            1Q         2Q         3Q         4Q          DECEMBER 31,
                                                           2002       2002       2002       2002       2001        2002
                                                         --------   --------   --------   --------   --------    --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    825   $    835   $    867   $    885   $  2,871    $  3,412
   Change in reserve                                           93         69         72         52        241         286
   ----------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         732        766        795        833      2,630       3,126

   Loss and loss adjustment expenses                          466        497        489        510      1,934       1,962
   Underwriting expenses                                      244        247        260        271        872       1,022
   Dividends to policyholders                                   7         15         13         13         34          48
   ----------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     15   $      7   $     33   $     39   $   (210)   $     94
-------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          51.6       53.3       50.1       48.2       59.9        50.7
   ----------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  12.0       11.5       11.5       13.0       13.7        12.0
   Expenses                                                  33.4       32.2       32.7       32.6       33.2        32.7
   ----------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       45.4       43.7       44.2       45.6       46.9        44.7
   ----------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     1.0        2.0        1.6        1.6        1.3         1.5
   ----------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                         98.0       99.0       95.9       95.4      108.0        97.0
-------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          0.6        1.3        0.7        0.4       10.0         0.8
-------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     97.3       97.7       95.2       95.0       98.0        96.2
-------------------------------------------------------------------------------------------------------------------------

                                      PC-4b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                              UNDERWRITING RESULTS

                                                                                                           YEAR ENDED
                                                            1Q          2Q         3Q         4Q            DECEMBER 31,
                                                           2003        2003       2003       2003        2002       2003
                                                         --------    --------   --------   --------    --------   --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    770    $    854   $    845   $    803    $  3,050   $  3,272
   Change in reserve                                           (2)         69         40        (16)         66         91
   -----------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         772         785        805        819       2,984      3,181

   Loss and loss adjustment expenses                          540         602        583        593       2,319      2,318
   Underwriting expenses                                      176         175        182        200         696        733
   -----------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     56    $      8   $     40   $     26    $    (31)  $    130
--------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          58.4        65.6       61.4       60.8        66.1       61.6
   -----------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  11.3        11.3       11.0       11.8        11.6       11.3
   Expenses                                                  23.0        22.2       22.6       24.3        23.3       23.0
   -----------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       34.2        33.5       33.6       36.1        35.0       34.4
   -----------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                         92.7        99.0       95.1       96.8       101.0       95.9
--------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          1.4         8.2        4.2        2.7         2.5        4.1
--------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     91.3        90.8       90.8       94.2        98.6       91.8
--------------------------------------------------------------------------------------------------------------------------
GAAP COMBINED RATIO
   Automobile                                                96.1        98.0       95.9      101.9       103.1       98.0
   Homeowners                                                80.8       102.9       92.1       80.1        93.8       88.8
   -----------------------------------------------------------------------------------------------------------------------
      TOTAL                                                  92.7        99.0       95.1       96.8       101.0       95.9
--------------------------------------------------------------------------------------------------------------------------

                                      PC-5a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                 PERSONAL LINES
                              UNDERWRITING RESULTS

                                                                                                              YEAR ENDED
                                                            1Q          2Q          3Q          4Q           DECEMBER 31,
                                                           2002        2002        2002        2002        2001       2002
                                                         --------    --------    --------    --------    --------   --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    726    $    789    $    779    $    756    $  2,860   $  3,050
   Change in reserve                                            8          47          21         (10)        113         66
   -------------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         718         742         758         766       2,747      2,984

   Loss and loss adjustment expenses                          550         591         594         584       2,173      2,319
   Underwriting expenses                                      176         171         173         176         649        696
   -------------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     (8)   $    (20)   $     (9)   $      6    $    (75)  $    (31)
----------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          65.0        67.5        67.0        64.8        67.4       66.1
   -------------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  11.8        12.2        11.1        11.4        11.7       11.6
   Expenses                                                  24.4        23.0        23.0        22.9        23.6       23.3
   -------------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       36.2        35.2        34.1        34.3        35.3       35.0
   -------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                        101.2       102.7       101.1        99.2       102.7      101.0
----------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          2.2         4.8         1.9         1.0         2.7        2.5
----------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     98.9        97.9        99.3        98.1       100.0       98.6
----------------------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
   Automobile                                               103.6       102.9       101.2       104.6       105.8      103.1
   Homeowners                                                92.5       102.0       100.7        80.6        92.1       93.8
   -------------------------------------------------------------------------------------------------------------------------
      TOTAL                                                 101.2       102.7       101.1        99.2       102.7      101.0
----------------------------------------------------------------------------------------------------------------------------

                                      PC-5b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                              UNDERWRITING RESULTS

                                                                                                           YEAR ENDED
                                                            1Q         2Q         3Q          4Q            DECEMBER 31,
                                                           2003       2003       2003        2003        2002       2003
                                                         --------   --------   --------    --------    --------   --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    406   $    399   $    469    $    338    $  1,362   $  1,612
   Change in reserve                                           51         44         35         (76)        140         54
   -----------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         355        355        434         414       1,222      1,558

   Loss and loss adjustment expenses                          265        240        366         311         849      1,182
   Underwriting expenses                                       82         88        112          74         358        356
   Dividends to policyholders                                   3          2          2           3           9         10
   -----------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $      5   $     25   $    (46)   $     26    $      6   $     10
--------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          60.3       56.4       72.6        59.1        57.6       62.5
   -----------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  14.9       10.7       11.7        15.8        11.8       13.3
   Expenses                                                  22.6       25.3       25.9        17.9        29.3       22.9
   -----------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       37.4       36.0       37.6        33.7        41.1       36.2
   -----------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     0.7        0.7        0.6         0.7         0.7        0.7
   -----------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                         98.4       93.2      110.7        93.5        99.4       99.3
--------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          0.9        2.5        2.5         1.0         0.5        1.7
--------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                     97.5       90.7      108.2        92.5        98.9       97.6
--------------------------------------------------------------------------------------------------------------------------

                                      PC-6a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                              SPECIALTY COMMERCIAL
                              UNDERWRITING RESULTS

                                                                                                            YEAR ENDED
                                                            1Q          2Q         3Q         4Q           DECEMBER 31,
                                                           2002        2002       2002       2002        2001        2002
                                                         --------    --------   --------   --------    --------    --------
GAAP UNDERWRITING RESULTS
   Written premiums                                      $    300    $    345   $    383   $    334    $    989    $  1,362
   Change in reserve                                           62          70         26        (18)        (33)        140
   ------------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         238         275        357        352       1,022       1,222

   Loss and loss adjustment expenses                          168         182        247        252         925         849
   Underwriting expenses                                       76          78        102        102         340         358
   Dividends to policyholders                                   2           2          1          4           4           9
   ------------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $     (8)   $     13   $      7   $     (6)   $   (247)   $      6
---------------------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
      LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES          55.6        54.7       57.8       61.0        73.1        57.6
   ------------------------------------------------------------------------------------------------------------------------

   Loss adjustment expenses                                  14.0        12.2       11.4       10.4        17.6        11.8
   Expenses                                                  32.5        28.4       28.1       29.1        33.1        29.3
   ------------------------------------------------------------------------------------------------------------------------
      EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES       46.5        40.6       39.6       39.5        50.7        41.1
   ------------------------------------------------------------------------------------------------------------------------
   Policyholder dividends                                     0.7         0.6        0.5        1.0         0.4         0.7
   ------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO                                        102.8        96.0       97.8      101.5       124.2        99.4
---------------------------------------------------------------------------------------------------------------------------
   Catastrophe ratio                                          0.0         0.3        0.5        1.0        17.9         0.5
---------------------------------------------------------------------------------------------------------------------------
      COMBINED RATIO BEFORE CATASTROPHES                    102.8        95.7       97.4      100.5       106.3        98.9
---------------------------------------------------------------------------------------------------------------------------

                                      PC-6b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OTHER OPERATIONS
                              UNDERWRITING RESULTS

                                                                                                             YEAR ENDED
                                                            1Q          2Q          3Q          4Q            DECEMBER 31,
                                                           2003        2003        2003        2003        2002        2003
                                                         --------    --------    --------    --------    --------    --------
GAAP UNDERWRITING RESULTS

   Written premiums                                      $    281    $    (93)   $     17    $     19    $    760    $    224
   Change in reserve                                          122        (162)        (65)        (41)        (22)       (146)
   --------------------------------------------------------------------------------------------------------------------------
      Earned premiums                                         159          69          82          60         782         370

   Loss and loss adjustment expenses                        2,758         138          78         112         740       3,086
   Underwriting expenses                                       52          20          26          26         262         124
   --------------------------------------------------------------------------------------------------------------------------
      UNDERWRITING RESULTS                               $ (2,651)   $    (89)   $    (22)   $    (78)   $   (220)   $ (2,840)
-----------------------------------------------------------------------------------------------------------------------------

                                      PC-7a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                               PROPERTY & CASUALTY
                                OTHER OPERATIONS
                              UNDERWRITING RESULTS


                                                                                       YEAR ENDED
                                                     1Q     2Q     3Q      4Q         DECEMBER 31,
                                                    2002   2002   2002    2002        2001        2002
                                                    -----  -----  -----   -----   ------------   ------
GAAP UNDERWRITING RESULTS
               Written premiums                     $ 232  $ 190  $ 176   $ 162      $ 866        $ 760
               Change in reserve                       43     (3)   (21)    (41)        (2)         (22)
               ----------------------------------------------------------------------------------------
                     Earned premiums                  189    193    197     203        868          782

               Loss and loss adjustment expenses      174    182    175     209      1,114          740
               Underwriting expenses                   59     67     68      68        261          262
               ----------------------------------------------------------------------------------------
                     UNDERWRITING RESULTS           $ (44) $ (56) $ (46)  $ (74)    $ (507)      $ (220)
-------------------------------------------------------------------------------------------------------

                                      PC-7b

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY AND CASUALTY
                         CONSOLIDATED INCOME STATEMENTS


                                                                                        1Q        2Q        3Q        4Q
                                                                                       2003      2003      2003      2003
                                                                                      -------   -------   -------   -------
Earned premiums                                                                       $ 2,166   $ 2,106   $ 2,268   $ 2,265
Net investment income [1]                                                                 281       286       297       308
Other revenues                                                                             95       113       110       110
Net realized capital gains (losses) [1]                                                    (1)      212        19        23
---------------------------------------------------------------------------------------------------------------------------
        TOTAL REVENUES                                                                  2,541     2,717     2,694     2,706

Benefits, claims and claim adjustment expenses [2]                                      4,161     1,541     1,622     1,602
Amortization of deferred policy acquisition costs                                         401       382       431       428
Insurance operating costs and expenses                                                    187       189       209       194
Other expenses [3]                                                                        133       203       139       159
---------------------------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND EXPENSES                                                     4,882     2,315     2,401     2,383

                  INCOME (LOSS) BEFORE INCOME TAXES                                    (2,341)      402       293       323

Income tax expense (benefit)                                                             (846)      107        75        86
---------------------------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                               (1,495)      295       218       237

Less:  Net realized capital gains (losses), after-tax [1]                                   -       138        12        15
Add:   Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]         3         3         3         3
---------------------------------------------------------------------------------------------------------------------------

                  OPERATING INCOME (LOSS) [2] [3]                                     $(1,492)  $   160   $   209   $   225

        Total Property & Casualty effective tax rate - net income                          NM      26.9%     25.1%     26.9%
        Total Property & Casualty effective tax rate - operating income                    NM      18.4%     24.6%     26.3%
---------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED
                                                                                        DECEMBER 31,
                                                                                       2002      2003
                                                                                      -------   -------
Earned premiums                                                                       $ 8,114   $ 8,805
Net investment income [1]                                                               1,060     1,172
Other revenues                                                                            356       428
Net realized capital gains (losses) [1]                                                   (68)      253
-------------------------------------------------------------------------------------------------------
        TOTAL REVENUES                                                                  9,462    10,658

Benefits, claims and claim adjustment expenses [2]                                      5,870     8,926
Amortization of deferred policy acquisition costs                                       1,613     1,642
Insurance operating costs and expenses                                                    782       779
Other expenses [3]                                                                        542       634
-------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND EXPENSES                                                     8,807    11,981

                  INCOME (LOSS) BEFORE INCOME TAXES                                       655    (1,323)

Income tax expense (benefit)                                                              112      (578)
-------------------------------------------------------------------------------------------------------

       NET INCOME (LOSS)                                                                  543      (745)

Less:  Net realized capital gains (losses), after-tax [1]                                 (44)      165
Add:   Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]        10        12
-------------------------------------------------------------------------------------------------------

                  OPERATING INCOME (LOSS) [2] [3]                                     $   597   $  (898)

        Total Property & Casualty effective tax rate - net income                        17.0%       NM
        Total Property & Casualty effective tax rate - operating income                  19.0%       NM
-------------------------------------------------------------------------------------------------------

[1] Reflects the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

[2] The quarter ended March 31, 2003 includes the impact of 2003 asbestos reserve addition of $2,604 before-tax and $1,701 after-tax.

[3] The quarter ended June 30, 2003 includes severance costs of $41 before-tax and $27 after-tax.

                                      PC-8a

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              PROPERTY AND CASUALTY
                         CONSOLIDATED INCOME STATEMENTS


                                                                                         1Q      2Q        3Q       4Q
                                                                                        2002    2002      2002     2002
                                                                                      -------  -------  -------  -------
Earned premiums                                                                       $ 1,877   1,976   $ 2,107  $ 2,154
Net investment income [1]                                                                 251     268       257      284
Other revenues                                                                             81      88        88       99
Net realized capital gains (losses) [1]                                                    11     (43)      (37)       1
------------------------------------------------------------------------------------------------------------------------
        TOTAL REVENUES                                                                  2,220   2,289     2,415    2,538

Benefits, claims and claim adjustment expenses                                          1,358   1,452     1,505    1,555
Amortization of deferred policy acquisition costs                                         403     402       405      403
Insurance operating costs and expenses                                                    161     178       212      231
Other expenses [2]                                                                        113     129       144      156
------------------------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND EXPENSES                                                     2,035   2,161     2,266    2,345

                  INCOME (LOSS) BEFORE INCOME TAXES AND
                         CUMULATIVE EFFECT OF ACCOUNTING CHANGES                          185     128       149      193

Income tax expense (benefit)                                                               38      19        21       34
------------------------------------------------------------------------------------------------------------------------

                  INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   147     109       128      159

Cumulative effect of accounting changes, after-tax                                          -       -         -        -
------------------------------------------------------------------------------------------------------------------------

                  NET INCOME (LOSS)                                                       147     109       128      159

Less: Net realized capital gains (losses), after-tax [1]                                    8     (28)      (25)       1
Add:  Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]          2       2         4        2
Less: Cumulative effect of accounting changes, after-tax                                    -       -         -        -
------------------------------------------------------------------------------------------------------------------------

                  OPERATING INCOME [2]                                                $   141  $  139   $   157  $   160

        Total Property & Casualty effective tax rate - net income                        20.7%   15.1%     12.7%    17.9%
        Total Property & Casualty effective tax rate - operating income                  20.1%   20.2%     17.9%    18.1%
------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED
                                                                                         DECEMBER 31,
                                                                                        2001      2002
                                                                                      -------   -------
Earned premiums                                                                       $ 7,267   $ 8,114
Net investment income [1]                                                               1,042     1,060
Other revenues                                                                            363       356
Net realized capital gains (losses) [1]                                                   (92)      (68)
-------------------------------------------------------------------------------------------------------
        TOTAL REVENUES                                                                  8,580     9,462

Benefits, claims and claim adjustment expenses                                          6,146     5,870
Amortization of deferred policy acquisition costs                                       1,572     1,613
Insurance operating costs and expenses                                                    588       782
Other expenses [2]                                                                        455       542
-------------------------------------------------------------------------------------------------------
        TOTAL BENEFITS AND EXPENSES                                                     8,761     8,807
                  INCOME (LOSS) BEFORE INCOME TAXES AND

                         CUMULATIVE EFFECT OF ACCOUNTING CHANGES                         (181)      655

Income tax expense (benefit)                                                             (182)      112
-------------------------------------------------------------------------------------------------------

                  INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                     1       543

Cumulative effect of accounting changes, after-tax                                         (8)        -
-------------------------------------------------------------------------------------------------------

                  NET INCOME (LOSS)                                                        (7)      543

Less: Net realized capital gains (losses), after-tax [1]                                  (68)      (44)
Add:  Periodic net coupon settlements on non-qualifying derivatives, after-tax [1]          7        10
Less: Cumulative effect of accounting changes, after-tax                                   (8)        -
-------------------------------------------------------------------------------------------------------

                  OPERATING INCOME [2]                                                $    76   $   597

        Total Property & Casualty effective tax rate - net income                          NM      17.0%
        Total Property & Casualty effective tax rate - operating income                    NM      19.0%
-------------------------------------------------------------------------------------------------------

[1] Reflects the reclassification of periodic net coupon settlements on non-qualifying derivatives from net investment income to net realized capital gains (losses).

[2] Full Year 2001 includes restructuring charges of $15 before-tax and $10 after-tax.

                                      PC-8b

                                   CORPORATE

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                    CORPORATE
                         CONSOLIDATED INCOME STATEMENTS

                                                                                                            YEAR ENDED
                                                                                 1Q    2Q     3Q     4Q    DECEMBER 31,
                                                                                2003  2003   2003   2003   2003     2002
                                                                                ----  -----  -----  -----  ------  -----
Earned premiums                                                                 $  -  $   -  $   -  $   -  $    -  $   -
Fee income                                                                         -      -      -      -       -      -
Net investment income                                                              4      6      5      5      20     20
Other revenues                                                                     -     (3)     -      -      (3)     -
Net realized capital gains (losses)                                                -      -      -      -       -      -
------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                                 4      3      5      5      17     20

Benefits, claims and claim adjustment expenses                                     1      2      1      2       6      6
Amortization of deferred policy acquisition costs and
     present value of future profits                                               -      -      -      -       -      -
Insurance operating costs and expenses                                             -      -      -      -       -      -
Interest expense                                                                  66     69     70     66     271    265
Other expenses                                                                     6      8     18      1      33     15
------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                                   73     79     89     69     310    286

    INCOME (LOSS) BEFORE INCOME TAXES                                            (69)   (76)   (84)   (64)   (293)  (266)

Income tax expense (benefit)                                                     (24)   (26)   (29)   (23)   (102)   (93)
------------------------------------------------------------------------------------------------------------------------

    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                  (45)   (50)   (55)   (41)   (191)  (173)

Cumulative effect of accounting change, net of tax                                 -      -      -      -       -      -
------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS)                                                            (45)   (50)   (55)   (41)   (191)  (173)

Less: Net realized capital gains (losses), after-tax                               -      -      -      -       -      -
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax      -      -      -      -       -      -
------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS)                                                     $(45) $ (50) $ (55) $ (41) $ (191) $(173)
------------------------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                    CORPORATE
                         CONSOLIDATED INCOME STATEMENTS

                                                                                                            YEAR ENDED
                                                                                 1Q    2Q     3Q     4Q    DECEMBER 31,
                                                                                2002  2002   2002   2002    2002   2001
                                                                                ----  -----  -----  -----  -----   -----
Earned premiums                                                                 $  -  $   -  $   -  $   -  $   -   $   -
Fee income                                                                         -      -      -      -      -       -
Net investment income                                                              4      5      5      6     20      18
Other revenues                                                                     -      -      -      -      -       -
Net realized capital gains (losses)                                                -      -      -      -      -       -
------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                                 4      5      5      6     20      18

Benefits, claims and claim adjustment expenses                                     1      2      2      1      6       7
Amortization of deferred policy acquisition costs and
     present value of future profits                                               -      -      -      -      -       -
Insurance operating costs and expenses                                             -      -      -      -      -       -
Interest expense                                                                  66     65     67     67    265     295
Other expenses [1]                                                                 4      3      2      6     15      63
------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                                   71     70     71     74    286     365

    INCOME (LOSS) BEFORE INCOME TAXES                                            (67)   (65)   (66)   (68)  (266)   (347)

Income tax expense (benefit)                                                     (24)   (22)   (24)   (23)   (93)   (108)
------------------------------------------------------------------------------------------------------------------------

    INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                  (43)   (43)   (42)   (45)  (173)   (239)

Cumulative effect of accounting change, net of tax                                 -      -      -      -      -       -
------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS)                                                            (43)   (43)   (42)   (45)  (173)   (239)

Less: Net realized capital gains (losses), after-tax                               -      -      -      -      -       -
Add: Periodic net coupon settlements on non-qualifying derivatives, after-tax      -      -      -      -      -       -
------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS)                                                     $(43) $ (43) $ (42) $ (45) $(173)  $(239)
------------------------------------------------------------------------------------------------------------------------

[1] 2001 includes amortization of goodwill.

                                      CO-2